Exhibit 28 (g)(1) under Form N-1A

Exhibit 10 under Item 601/Reg. S-K

Execution Copy

Amended and Restated Master Custodian Agreement

This Amended and Restated Master Custodian Agreement is made as of March 1, 2017 (this “Agreement”), between each management investment company identified on Appendix A and each management investment company which becomes a party to this Agreement in accordance with the terms hereof (in each case, a “Fund”), including, if applicable, each series of the Fund identified on Appendix A and each series which becomes a party to this Agreement in accordance with the terms hereof, and State Street Bank and Trust Company, a Massachusetts trust company (the “Custodian”). This Agreement amends and restates the Custodian Contract between the Funds and the Custodian dated as of December 1, 1993, as amended.

Witnesseth:

Whereas, each Fund desires for the Custodian to provide certain custodial services relating to securities and other assets of the Fund; and

Whereas, the Custodian is willing to provide the services upon the terms contained in this Agreement;

Section 1. Definitions. In addition to terms defined in Section 4.1 (Rule 17f-5 and Rule 17f-7 related definitions) or elsewhere in this Agreement, (a) terms defined in the UCC have the same meanings herein as therein and (b) the following other terms have the following meanings for purposes of this Agreement:

“1940 Act” means the Investment Company Act of 1940, as amended from time to time.

“Board” means, in relation to a Fund, the board of directors, trustees or other governing body of the Fund.

“Client Publications” means the general client publications of State Street Bank and Trust Company available from time to time to clients and their investment managers.

“Deposit Account Agreement” means the Deposit Account Agreement and Disclosure, as may be amended from time to time, issued by the Custodian and available on the Custodian’s internet customer portal, “my.statestreet.com”.

“Domestic securities” means securities held within the United States.

“Foreign securities” means securities held primarily outside of the United States.

“Held outside of the United States” means not held within the United States.

“Held within the United States” means (a) in relation to a security or other financial asset, the security or other financial asset (i) is a certificated security registered in the name of the Custodian or its sub-custodian, agent or nominee or is endorsed to the Custodian or its sub-custodian, agent or nominee or in blank and the security certificate is located within the United States, (ii) is an uncertificated security or other financial asset registered in the name of the Custodian or its sub-custodian, agent or nominee at an office located in the United States, or (iii) has given rise to a security entitlement of which the Custodian or its sub-custodian, agent or nominee is the entitlement holder against a U.S. Securities System or another securities intermediary for which the securities intermediary’s jurisdiction is within the United States, and (b) in relation to cash, the cash is maintained in a deposit account denominated in U.S. dollars with the banking department of the Custodian or with another bank or trust company’s office located in the United States.

“Investment Advisor” means, in relation to a Portfolio, the investment manager or investment advisor of the Portfolio.

“On book currency” means (a) U.S. dollars or (b) a foreign currency that, when credited to a deposit account of a customer maintained in the banking department of the Custodian or an Eligible Foreign Custodian, the Custodian maintains on its books as an amount owing as a liability by the Custodian to the customer.

“Portfolio” means (a) in relation to a Fund that is a series organization, a series of the Fund and (b) in relation to a Fund that is not a series organization, the Fund itself.

“Portfolio Interests” means beneficial interests in a Portfolio.

“Proper Instructions” means instructions in accordance with Section 9 received by the Custodian from a Fund, the Fund’s Investment Advisor, or an individual or organization duly authorized by the Fund or the Investment Advisor. The term includes standing instructions.

“SEC” means the U.S. Securities and Exchange Commission.

“Series organization” means an organization that, pursuant to the statute under which the organization is organized, has the following characteristics: (a) the organic record of the organization provides for creation by the organization of one or more series (however denominated) with respect to specified property of the organization, and provides for records to be maintained for each series that identify the property of or associated with the series, (b) debt incurred or existing with respect to the activities of, or property of or associated with a particular series is enforceable against the property of or associated with the series only, and not against the property of or associated with the organization or of other series of the organization, and (c) debt incurred or existing with respect to the activities or property of the organization is enforceable against the property of the organization only, and not against the property of or associated with any series of the organization.

“UCC” means the Uniform Commercial Code of the Commonwealth of Massachusetts as in effect from time to time.

“Underlying Portfolios” means a group of investment companies as defined in Section 12(d)(1)(F) of the 1940 Act.

“Underlying Shares” means shares or other securities, issued by a U.S. issuer, of Underlying Portfolios and other registered “investment companies” (as defined in Section 3(a)(1) of the 1940 Act), whether or not in the same “group of investment companies” (as defined in Section 12(d)(1)(G)(ii) of the 1940 Act).

“Underlying Transfer Agent” means State Street Bank and Trust Company or such other organization which may from time to time be appointed by the Fund to act as a transfer agent for the Underlying Portfolios and with respect to which the Custodian is provided with Proper Instructions.

“U.S. Securities System” means a securities depository or book-entry system authorized by the U.S. Department of the Treasury or a “clearing corporation” as defined in Section 8-102 of the UCC.

Section 2. Employment of Custodian.

Section 2.1 General. Each Fund hereby employs the Custodian as a custodian of (a) securities and cash of each of the Portfolios and (b) other assets of each of the Portfolios that the Custodian agrees to treat as financial assets. Each Fund, on behalf of each of its Portfolios, agrees to deliver to the Custodian (i) all securities and cash of the Portfolios, (ii) all other assets of each Portfolio that the Fund desires the Custodian, and the Custodian is willing, to treat as a financial asset and (iii) all cash and other proceeds of the securities and financial assets held in custody under this Agreement. The holding of confirmation statements that identify Underlying Shares as being recorded in the Custodian’s name on behalf of the Portfolios will be custody for purposes of this Section 2.1. This Agreement does not require the Custodian to accept an asset for custody hereunder or to treat any asset that is not a security as a financial asset if such acceptance or treatment is inconsistent with applicable law and/or internal policies and procedures of the Custodian .

Section 2.2 Sub-custodians. Upon receipt of Proper Instructions, the Custodian shall on behalf of a Fund appoint one or more banks, trust companies or other entities located in the United States and designated in the Proper Instructions to act as a sub-custodian for the purposes of effecting such transactions as may be designated by the Fund in the Proper Instructions. The Custodian may place and maintain each Fund’s foreign securities with foreign banking institution sub-custodians employed by the Custodian or foreign securities depositories, all in accordance with the applicable provisions of Sections 4 and 5. An entity acting in the capacity of Underlying Transfer Agent is not an agent or sub-custodian of the Custodian for purposes of this Agreement.

Section 2.3 Relationship. With respect to securities and other financial assets, the Custodian is a securities intermediary and the Portfolio is the entitlement holder. With respect to cash maintained in a deposit account and denominated in an “on book” currency, the Custodian is a bank and the Portfolio is the bank’s customer. If cash is maintained in a deposit account with a bank other than the Custodian and the cash is denominated in an “on book” currency, the Custodian is that bank’s customer. The Custodian agrees to treat the claim to the cash as a financial asset for the benefit of the Portfolio. The Custodian does not otherwise agree to treat cash as a financial asset. The duties of the Custodian as securities intermediary and bank set forth in the UCC are varied by the terms of this Agreement to the extent that the duties may be varied by agreement under the UCC.

Section 3. Activities of the Custodian with Respect to Property Held in the United States.

Section 3.1 Holding Securities. The Custodian may deposit and maintain securities or other financial assets of a Portfolio in a U.S. Securities System in compliance with the conditions of Rule 17f-4 under the 1940 Act. Upon receipt of Proper Instructions on behalf of a Portfolio, the Custodian shall establish and maintain a segregated account or accounts for and on behalf of the Portfolio and into which account or accounts may be transferred cash or securities and other financial assets, including securities and financial assets maintained in a U.S. Securities System. The Custodian shall hold and physically segregate for the account of each Portfolio all securities and other financial assets held by the Custodian in the United States, including all domestic securities of the Portfolio, other than (a) securities or other financial assets maintained in a U.S. Securities System and (b) Underlying Shares maintained pursuant to Section 3.6 in an account of an Underlying Transfer Agent. The Custodian may at any time or times in its discretion appoint any other bank or trust company, qualified under the 1940 Act to act as a custodian, as the Custodian’s agent to carry out such of the provisions of this Section as the Custodian may from time to time direct, provided, however, that prior to such appointment on behalf of a Portfolio the Custodian must first provide the Fund with written notice of such appointment. The appointment of any agent shall not relieve the Custodian of any of its duties, responsibilities or liabilities, including the standard of care set forth in Section 14.1. The Custodian may at any time or times in its discretion remove the bank or trust company as the Custodian’s agent.

Section 3.2 Registration of Securities. Domestic securities or other financial assets held by the Custodian and that are not bearer securities shall be registered in the name of the applicable Portfolio or in the name of any nominee of a Fund on behalf of the Portfolio or of any nominee of the Custodian, or in the name or nominee name of any agent or any sub-custodian permitted hereby. All securities accepted by the Custodian on behalf of the Portfolio under the terms of this Agreement shall be in “street name” or other good delivery form. However, if a Fund directs the Custodian to maintain securities or other financial assets in “street name,” the Custodian shall utilize reasonable efforts only to timely collect income due the Fund on the securities and other financial assets and to notify the Fund of relevant issuer actions including, without limitation, pendency of calls, maturities, tender or exchange offers.

Section 3.3 Bank Accounts. The Custodian shall open and maintain upon the terms of the Deposit Account Agreement a separate deposit account or accounts in the United States in the name of each Portfolio, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement. The Custodian shall credit to the deposit account or accounts, subject to the provisions hereof, all cash received by the Custodian from or for the account of the Portfolio, other than cash maintained by the Portfolio in a deposit account established and used in accordance with Rule 17f-3 under the 1940 Act. Funds held by the Custodian for a Portfolio may be deposited by the Custodian to its credit as Custodian in the banking department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; provided, however, that (a) every such bank or trust company shall be qualified to act as a custodian under the 1940 Act and (b) each such bank or trust company and the funds to be deposited with each such bank or trust company shall on behalf of each applicable Portfolio of a Fund be approved by vote of a majority of the Fund’s Board. The funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

Section 3.4 Collection of Income. Subject to the domestic securities or other financial assets held in the United States being registered as provided in Section 3.2, the Custodian shall collect on a timely basis all income and other payments with respect to the securities and other financial assets and to which a Portfolio shall be entitled either by law or pursuant to custom in the securities business. The Custodian shall collect on a timely basis all income and other payments with respect to bearer domestic securities if, on the date of payment by the issuer, the securities are held by the Custodian or its agent. The Custodian shall present for payment all income items requiring presentation as and when they become due and shall collect interest when due on securities and other financial assets held hereunder. The Custodian shall credit income to the Portfolio as such income is received or in accordance with the Custodian’s then current payable date income schedule. Any credit to the Portfolio in advance of receipt may be reversed when the Custodian determines that payment will not occur in due course, and the Portfolio may be charged at the Custodian’s applicable rate for time credited.

Section 3.5 Delivery Out. The Custodian shall release and deliver out domestic securities and other financial assets of a Portfolio held in a U.S. Securities System, or in an account at the Underlying Transfer Agent, only upon receipt of Proper Instructions on behalf of the applicable Portfolio, specifying the domestic securities or financial assets held in the United States to be delivered out and the person or persons to whom delivery is to be made. The Custodian shall pay out cash of a Portfolio upon receipt of Proper Instructions on behalf of the applicable Portfolio, specifying the amount of the payment and the person or persons to whom the payment is to be made.

Section 3.6 Deposit of Fund Assets with the Underlying Transfer Agent. Underlying Shares of a Fund, on behalf of a Portfolio, shall be deposited and held in an account or accounts maintained with an Underlying Transfer Agent. Each Portfolio hereby directs the Custodian to deposit and/or maintain such securities with the Underlying Transfer Agent, subject to the following provisions:

1)	Upon receipt of a confirmation or statement from an Underlying Transfer Agent that the Underlying Transfer Agent is holding or maintaining Underlying Shares in the name of the Custodian (or a nominee of the Custodian) for the benefit of a Portfolio, the Custodian shall identify by book-entry that the Underlying Shares are being held by it as custodian for the benefit of the Portfolio.

2)	Upon receipt of Proper Instructions to purchase Underlying Shares for the account of a Portfolio, the Custodian shall pay out cash of the Portfolio as so directed to purchase the Underlying Shares and record the payment from the account of the Portfolio on the Custodian’s books and records.

3)	Upon receipt of Proper Instructions for the sale or redemption of Underlying Shares for the account of a Portfolio, the Custodian shall transfer the Underlying Shares as so directed to sell or redeem the Underlying Shares, record the transfer from the account of the Portfolio on the Custodian’s books and records and, upon the Custodian’s receipt of the proceeds of the sale or redemption, record the receipt of the proceeds for the account of such Portfolio on the Custodian’s books and records.

4)	The Custodian shall not be liable to any Fund or any Portfolio for any loss or damage to any Fund or any Portfolio resulting from maintenance of Underlying Shares with Underlying Transfer Agent provided that the Custodian meets the standard of care set forth in Section 14.1.

Section 3.7 Proxies. The Custodian shall cause to be promptly executed by the registered holder of domestic securities or other financial assets held in the United States of a Portfolio, if the securities or other financial assets are registered otherwise than in the name of the Portfolio or a nominee of the Portfolio, all proxies, without indication of the manner in which the proxies are to be voted, and shall promptly deliver to the Fund or its delegates such proxies, all proxy soliciting materials and all notices relating to the securities or other financial assets.

Section 3.8 Communications. Subject to the domestic securities or other financial assets held in the United States being registered as provided in Section 3.2, the Custodian shall transmit promptly to the applicable Fund or its delegates for each Portfolio all written information received by the Custodian from issuers of the securities and other financial assets being held for the Portfolio. The Custodian shall transmit promptly to the applicable Fund or its delegates all written information (including, without limitation, pendency of calls and maturities of securities and expiration of rights in connection therewith, notices of exercise of call and put options written by the Fund, and the maturity of futures contracts purchased or sold by the Fund) received by the Custodian from issuers of the securities and other financial assets whose tender or exchange is sought and from the party or its agent making the tender or exchange offer. The Custodian shall also transmit promptly to the applicable Fund or its delegates for each Portfolio all written information received by the Custodian regarding any class action or other collective litigation relating to Portfolio securities or other financial assets issued in the United States and then held, or previously held, during the relevant class-action period during the term of this Agreement by the Custodian for the account of the Fund for the Portfolio, including, but not limited to, opt-out notices and proof-of-claim forms. The Custodian does not support class-action participation by a Fund beyond such forwarding of written information received by the Custodian to the Fund or its delegates.

Section 4. Provisions Relating to Rules 17f-5 and 17f-7.

Section 4.1. Definitions. As used in this Agreement, the following terms have the following meanings:

“Country Risk” means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country. The factors include but are not limited to risks arising from the country’s political environment, economic and financial infrastructure (including any Eligible Securities Depository operating in the country); prevailing or developing custody, tax and settlement practices; nationalization, expropriation or other government actions; currency restrictions, devaluations or fluctuations; market conditions affecting the orderly execution of securities transactions or the value of assets; the regulation of the banking and securities industries, including changes in market rules; and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

“Covered Foreign Country” means a country listed on Schedule A, which list of countries may be amended from time to time at the request of any Fund and with the agreement of the Foreign Custody Manager.

“Eligible Foreign Custodian” has the meaning set forth in Section (a)(1) of Rule 17f-5.

“Eligible Securities Depository” has the meaning set forth in section (b)(1) of Rule 17f-7.

“Foreign Assets” means, in relation to a Portfolio, any of the Portfolio’s securities or other investments (including foreign currencies) for which the primary market is outside the United States, and any cash and cash equivalents that are reasonably necessary to effect transactions of the Portfolio in those investments.

“Foreign Custody Manager” has the meaning set forth in section (a)(3) of Rule 17f-5.

“Foreign Securities System” means an Eligible Securities Depository listed on Schedule B.

“Rule 17f-5” means Rule 17f-5 promulgated under the 1940 Act.

“Rule 17f-7” means Rule 17f-7 promulgated under the 1940 Act.

Section 4.2. The Custodian as Foreign Custody Manager.

4.2.1       Delegation. Each Fund, by resolution adopted by its Board, hereby delegates to the Custodian, subject to Section (b) of Rule 17f-5, the responsibilities set forth in this Section 4.2 with respect to Foreign Assets of the Portfolios held outside the United States. The Custodian hereby accepts such delegation. By giving at least 30 days’ prior written notice to the Fund, the Foreign Custody Manager may withdraw its acceptance of the delegated responsibilities generally or with respect to a Covered Foreign Country designated in the notice. Following the withdrawal, the Custodian shall have no further responsibility in its capacity as Foreign Custody Manager to the Fund generally or, as the case may be, with respect to the Covered Foreign Country so designated.

4.2.2       Exercise of Care as Foreign Custody Manager. In performing the responsibilities delegated to it, the Foreign Custody Manager shall exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of the Foreign Assets would exercise.

4.2.3       Foreign Custody Arrangements. The Foreign Custody Manager shall be responsible for performing the delegated responsibilities only with respect to Covered Foreign Countries. The Foreign Custody Manager shall list on Schedule A for a Covered Foreign Country each Eligible Foreign Custodian selected by the Foreign Custody Manager to maintain the Foreign Assets of the Portfolios with respect to the Covered Foreign Country. The list of Eligible Foreign Custodians may be amended from time to time upon notice in the sole discretion of the Foreign Custody Manager. This Agreement constitutes a Proper Instruction by a Fund, on behalf of each applicable Portfolio, to open an account, and to place and maintain Foreign Assets, for the Portfolio in each applicable Covered Foreign Country. The Fund, on behalf of the Portfolios, shall satisfy the account opening requirements for the Covered Foreign Country, and the delegation with respect to the Portfolio for the Covered Foreign Country will not be considered to have been accepted by the Custodian until that satisfaction. If the Foreign Custody Manager receives from the Fund Proper Instructions directing the Foreign Custody Manager to close the account, the delegation shall be considered withdrawn, and the Custodian shall immediately cease to be the Foreign Custody Manager with respect to the Portfolio for the Covered Foreign Country.

4.2.4        Scope of Delegated Responsibilities: Subject to the provisions of this Section 4.2, the Foreign Custody Manager may place and maintain Foreign Assets in the care of an Eligible Foreign Custodian selected by the Foreign Custody Manager in each applicable Covered Foreign Country. The Foreign Custody Manager shall determine that (a) the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by the Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1) and (b) the contract between the Foreign Custody Manager and the Eligible Foreign Custodian governing the foreign custody arrangements will satisfy the requirements of Rule 17f-5(c)(2). The Foreign Custody Manager shall establish a system to monitor (i) the appropriateness of maintaining the Foreign Assets with the Eligible Foreign Custodian and (ii) the performance of the contract governing the custody arrangements. If the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian are no longer appropriate, the Foreign Custody Manager shall so notify the Fund.

4.2.5       Reporting Requirements. The Foreign Custody Manager shall (a) report the withdrawal of Foreign Assets from an Eligible Foreign Custodian and the placement of Foreign Assets with another Eligible Foreign Custodian by providing to the Fund’s Board an amended Schedule A at the end of the calendar quarter in which the action has occurred, and (b) after the occurrence of any other material change in the foreign custody arrangements of the Portfolios described in this Section 4.2, make a written report to the Board containing a notification of the change.

4.2.6       Representations. The Foreign Custody Manager represents to each Fund that it is a U.S. Bank as defined in Section (a)(7) of Rule 17f-5. Each Fund represents to the Custodian that its Board has (a) determined that it is reasonable for the Board to rely on the Custodian to perform the responsibilities delegated pursuant to this Agreement to the Custodian as the Foreign Custody Manager of the Portfolios and (b) considered and determined to accept such Country Risk as is incurred by placing and maintaining the Foreign Assets of each Portfolio in each Covered Foreign Country.

4.2.7       Termination by a Portfolio of the Custodian as Foreign Custody Manager. By giving at least 30 days’ prior written notice to the Custodian, a Fund, on behalf of a Portfolio, may terminate the delegation to the Custodian as the Foreign Custody Manager for the Portfolio. Following the termination, the Custodian shall have no further responsibility in its capacity as Foreign Custody Manager to the Portfolio.

Section 4.3 Monitoring of Eligible Securities Depositories. The Custodian shall (a) provide the Fund or its Investment Advisor with an analysis of the custody risks associated with maintaining assets with the Eligible Securities Depositories set forth on Schedule B in accordance with Section (a)(1)(i)(A) of Rule 17f-7 and (b) monitor such risks on a continuing basis and promptly notify the Fund or its Investment Advisor of any material change in such risks, in accordance with Section (a)(1)(i)(B) of Rule 17f-7.

Section 5. Activities of the Custodian with Respect to Property Held Outside the United States.

Section 5.1. Holding Securities. Foreign securities and other financial assets held outside of the United States shall be maintained in a Foreign Securities System in a Covered Foreign Country through arrangements implemented by the Custodian or an Eligible Foreign Custodian, as applicable, in the Covered Foreign Country. The Custodian shall identify on its books as belonging to the Portfolios the foreign securities and other financial assets held by each Eligible Foreign Custodian or Foreign Securities System. The Custodian may hold foreign securities and other financial assets for all of its customers, including the Portfolios, with any Eligible Foreign Custodian in an account that is identified as the Custodian’s account for the benefit of its customers; provided however, that (a) the records of the Custodian with respect to foreign securities or other financial assets of a Portfolio maintained in the account shall identify those securities and other financial assets as belonging to the Portfolio and (b) to the extent permitted and customary in the market in which the account is maintained, the Custodian shall require that securities and other financial assets so held by the Eligible Foreign Custodian be held separately from any assets of the Eligible Foreign Custodian or of other customers of the Eligible Foreign Custodian.

Section 5.2. Registration of Foreign Securities. Foreign securities and other financial assets held outside of the United States maintained in the custody of an Eligible Foreign Custodian and that are not bearer securities shall be registered in the name of the applicable Portfolio or in the name of the Custodian or in the name of any Eligible Foreign Custodian or in the name of any nominee of any of the foregoing. To the extent applicable, the Custodian and each Eligible Foreign Custodian shall establish and maintain current powers-of-attorney with respect to such foreign securities and other financial assets held outside of the United States to facilitate the voting of all proxies, without indication of the manner in which the proxies are to be voted, and shall promptly deliver to the Fund or its delegates such proxies, all proxy soliciting materials and all notices relating to the securities or other financial assets. The Fund on behalf of the Portfolio agrees to hold any such nominee harmless from any liability as a holder of record of the foreign securities or other financial assets. The Custodian or an Eligible Foreign Custodian reserves the right not to accept securities or other financial assets on behalf of a Portfolio under the terms of this Agreement unless the form of the securities or other financial assets and the manner in which they are delivered are in accordance with local market practice.

Section 5.3. Indemnification by Eligible Foreign Custodians. Each contract pursuant to which the Custodian employs an Eligible Foreign Custodian shall, to the extent possible, require the Eligible Foreign Custodian to exercise reasonable care in the performance of its duties and to indemnify and hold harmless the Custodian from and against any loss, cost, expense, liability or claim arising out of or in connection with the Eligible Foreign Custodian’s performance of its obligations. At a Fund’s election, a Portfolio shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against an Eligible Foreign Custodian as a consequence of any such loss, cost or expense if and to the extent that the Portfolio has not been made whole for the loss, cost or expense. In no event shall the Custodian be obligated to bring suit in its own name or to allow suit to be brought in its name.

Section 5.4 Bank Accounts.

5.4.1       General. The Custodian shall identify on its books as for the account of the applicable Portfolio the amount of cash (including cash denominated in foreign currencies) deposited with the Custodian. The Custodian shall maintain cash deposits in on book currencies on its balance sheet. The Custodian shall be liable for such balances. If the Custodian is unable to maintain, or market practice does not facilitate the maintenance for the Portfolio of a cash balance in a currency as an on book currency, a deposit account shall be opened and maintained by the Custodian outside the United States on behalf of the Portfolio with an Eligible Foreign Custodian. The Custodian shall not maintain the cash deposit on its balance sheet. The Eligible Foreign Custodian will be liable for such balance directly to the Portfolio. All deposit accounts referred to in this Section shall be subject only to draft or order by the Custodian or, if applicable, the Eligible Foreign Custodian acting pursuant to the terms of this Agreement, and shall be withdrawable by the Custodian or the Eligible Foreign Custodian only in that capacity. Cash maintained in a deposit account and denominated in an “on book” currency will be maintained under and subject to the laws of the Commonwealth of Massachusetts. The Custodian will not have any deposit liability for deposits in any currency that is not an “on book” currency, provided, however, that Custodian shall remain liable for the acts or omissions of an Eligible Foreign Custodian in accordance with Section 14.4.

5.4.2       Non-U.S. Branch and Non-U.S. Dollar Deposits. In accordance with the laws of the Commonwealth of Massachusetts, the Custodian shall not be required to repay any deposit made at a non-U.S. branch of the Custodian or any deposit made with the Custodian and denominated in a non-U.S. dollar currency, if repayment of the deposit or the use of assets denominated in the non-U.S. dollar currency is prevented, prohibited or otherwise blocked due to (a) an act of war, insurrection or civil strife; (b) any action by a non-U.S. government or instrumentality or authority asserting governmental, military or police power of any kind, whether such authority be recognized as a de facto or a de jure government, or by any entity, political or revolutionary movement or otherwise that usurps, supervenes or otherwise materially impairs the normal operation of civil authority; or (c) the closure of a non-U.S. branch in order to prevent, in the reasonable judgment of the Custodian, harm to the employees or property of the Custodian.

Section 5.5. Collection of Income. The Custodian shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which a Portfolio shall be entitled. If extraordinary measures are required to collect the income or payment, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures. The Custodian shall credit income to the applicable Portfolio as such income is received or in accordance with the Custodian’s then current payable date income schedule. Any credit to the Portfolio in advance of receipt may be reversed when the Custodian determines that payment will not occur in due course, and the Portfolio may be charged at the Custodian’s applicable rate for time credited. Income on securities or other financial assets loaned other than from the Custodian’s securities lending program shall be credited as received.

Section 5.6. Transactions in Foreign Custody Account.

5.6.1       Delivery Out. The Custodian or an Eligible Foreign Custodian shall release and deliver foreign securities or other financial assets held outside of the United States owned by a Portfolio and held by the Custodian or such Eligible Foreign Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, specifying the foreign securities to be delivered and the person or persons to whom delivery is to be made. The Custodian shall pay out, or direct the respective Eligible Foreign Custodian or the respective Foreign Securities System to pay out, cash of a Portfolio only upon receipt of Proper Instructions specifying the amount of the payment and the person or persons to whom the payment is to be made.

5.6.2       Market Conditions. Notwithstanding any provision of this Agreement to the contrary, settlement and payment for Foreign Assets received for the account of the Portfolios and delivery of Foreign Assets maintained for the account of the Portfolios may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for the Foreign Assets from such purchaser or dealer.

5.6.3       Settlement Practices. The Custodian shall provide to each Board the information with respect to custody and settlement practices in countries in which the Custodian employs an Eligible Foreign Custodian described on Schedule C at the time or times set forth on the Schedule. The Custodian may revise Schedule C from time to time, but no revision shall result in a Board being provided with substantively less information than had been previously provided on Schedule C.

Section 5.7 Shareholder or Bondholder Rights. The Custodian shall use reasonable commercial efforts to facilitate the exercise of voting and other shareholder and bondholder rights with respect to foreign securities and other financial assets held outside the United States, subject always to the laws, regulations and practical constraints that may exist in the country where the securities or other financial assets are issued. The Custodian may utilize Broadridge Financial Solutions, Inc. or another proxy service firm of recognized standing as its delegate to provide proxy services for the exercise of shareholder and bondholder rights. Local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of a Fund to exercise shareholder and bondholder rights.

Section 5.8. Communications. The Custodian shall transmit promptly to the applicable Fund written information with respect to materials received by the Custodian through Eligible Foreign Custodians from issuers of the foreign securities and other financial assets being held outside the United States for the account of a Portfolio. The Custodian shall transmit promptly to the applicable Fund written information with respect to materials so received by the Custodian from issuers of foreign securities whose tender or exchange is sought or from the party or its agent making the tender or exchange offer. The Custodian shall also transmit promptly to the Fund all written information received by the Custodian through Eligible Foreign Custodians from issuers of the foreign securities or other financial assets issued outside of the United States and being held for the account of the Portfolio regarding any class action or other collective litigation relating to the Portfolio’s foreign securities or other financial assets issued outside the United States and then held, or previously held, during the relevant class-action period during the term of this Agreement by the Custodian via an Eligible Foreign Custodian for the account of the Fund for the Portfolio, including, but not limited to, opt-out notices and proof-of-claim forms. The Custodian does not support class-action participation by a Fund beyond such forwarding of written information received by the Custodian.

Section 6. Foreign Exchange.

Section 6.1. Generally. Upon receipt of Proper Instructions, which for purposes of this Section may also include security trade advices, the Custodian shall facilitate the processing and settlement of foreign exchange transactions. Such foreign exchange transactions do not constitute part of the services provided by the Custodian under this Agreement.

Section 6.2. Fund Elections. Each Fund (or its Investment Advisor acting on its behalf) may elect to enter into and execute foreign exchange transactions with third parties that are not affiliated with the Custodian, with State Street Global Markets, which is the foreign exchange division of State Street Bank and Trust Company and its affiliated companies (“SSGM”), or with a sub-custodian. Where the Fund or its Investment Advisor gives Proper Instructions for the execution of a foreign exchange transaction using an indirect foreign exchange service described in the Client Publications, the Fund (or its Investment Advisor) instructs the Custodian, on behalf of the Fund, to direct the execution of such foreign exchange transaction to SSGM or, when the relevant currency is not traded by SSGM, to the applicable sub-custodian. The Custodian shall not have any agency (except as contemplated in preceding sentence), trust or fiduciary obligation to the Fund, its Investment Advisor or any other person in connection with the execution of any foreign exchange transaction. The Custodian shall have no responsibility under this Agreement for the selection of the counterparty to, or the method of execution of, any foreign exchange transaction entered into by the Fund (or its Investment Advisor acting on its behalf) or the reasonableness of the execution rate on any such transaction.

Section 6.3. Fund Acknowledgement Each Fund acknowledges that in connection with all foreign exchange transactions entered into by the Fund (or its Investment Advisor acting on its behalf) with SSGM or any sub-custodian, SSGM and each such sub-custodian:

(i)	shall be acting in a principal capacity and not as broker, agent or fiduciary to the Fund or its Investment Advisor;

(ii)	shall seek to profit from such foreign exchange transactions, and are entitled to retain and not disclose any such profit to the Fund or its Investment Advisor; and

(iii)	shall enter into such foreign exchange transactions pursuant to the terms and conditions, including pricing or pricing methodology, (a) agreed with the Fund or its Investment Advisor from time to time or (b) in the case of an indirect foreign exchange service, (i) as established by SSGM and set forth in the Client Publications with respect to the particular foreign exchange execution services selected by the Fund or the Investment Advisor or (ii) as established by the sub-custodian from time to time.

Section 6.4. Transactions by State Street. The Custodian or its affiliates, including SSGM, may trade based upon information that is not available to the Fund (or its Investment Advisor acting on its behalf), and may enter into transactions for its own account or the account of clients in the same or opposite direction to the transactions entered into with the Fund (or its Investment Manager), and shall have no obligation, under this Agreement, to share such information with or consider the interests of their respective counterparties, including, where applicable, the Fund or the Investment Advisor.

Section 6A. Contractual Settlement Services (Purchase/Sales).

Section 6A.1 General. The Custodian shall, in accordance with the terms set out in this Section 6A, debit or credit the appropriate deposit account of each Portfolio on a contractual settlement basis in connection with the purchase of securities or other financial assets for the Portfolio or the receipt of the proceeds of the sale or redemption of securities or other financial assets.

Section 6A.2 Provision of Services. The services described in Section 6A.1 (the “Contractual Settlement Services”) shall be provided for the securities and other financial assets and in such markets as the Custodian may advise from time to time. The Custodian may terminate or suspend any part of the provision of the Contractual Settlement Services at its sole discretion immediately upon notice to the applicable Fund on behalf of each Portfolio, including, without limitation, in the event of force majeure events affecting settlement, any disorder in markets, or other changed external business circumstances affecting the markets or the Fund.

Section 6A.3 Purchase Consideration. The consideration payable in connection with a purchase transaction shall be debited from the appropriate deposit account of the Portfolio as of the time and date that funds would ordinarily be required to settle the transaction in the applicable market. The Custodian shall promptly recredit the amount at the time that the Portfolio or the Fund notifies the Custodian by Proper Instruction that the transaction has been canceled.

Section 6A.4 Sales and Redemptions. A provisional credit of an amount equal to the net sale price for a sale or redemption of securities or other financial assets shall be made to the account of the Portfolio as if the amount had been received as of the close of business on the date on which good funds would ordinarily be immediately available in the applicable market. The provisional credit will be made conditional upon the Custodian having received Proper Instructions with respect to, or reasonable notice of, the transaction, as applicable; and the Custodian or its agent having possession of the securities of other financial assets (excluding financial assets subject to any third party lending arrangement entered into by a Portfolio) associated with the transaction in good deliverable form and not being aware of any facts which would lead the Custodian or its agent to believe that the transaction will not settle in the time period ordinarily applicable to such transactions in the applicable market.

Section 6A.5 Reversals of Provisional Credits or Debits. The Custodian shall have the right to reverse any provisional credit or debit given in connection with the Contractual Settlement Services at any time when the Custodian believes, in its reasonable judgment, that such transaction will not settle in accordance with its terms or amounts due pursuant thereto, will not be collectable or where the Custodian has not been provided Proper Instructions with respect thereto, as applicable. The Portfolio shall be responsible for any costs or liabilities resulting from such reversal. Upon such reversal, a sum equal to the credited or debited amount shall become immediately payable by the Portfolio to the Custodian and may be debited from any deposit or other account held for benefit of the Portfolio.

Section 7. Tax Services.

Section 7.1 General. Subject to and to the extent of receipt by the Custodian of relevant and necessary documentation and information with respect to the Portfolios that the Custodian has requested, the Custodian shall perform the following services: (a) file claims for exemptions, reductions in withholding taxes, or refunds of any tax with respect to withheld foreign (non-U.S.) taxes in instances in which such claims are appropriate; (b) withhold appropriate amounts as required by U.S. tax laws with respect to amounts received on behalf of nonresident aliens; and (c) provide to the Portfolios such information actually received by the Custodian that is reasonably requested by the Fund or could, in the Custodian’s reasonable belief, assist any of the Portfolios in their submission of any reports or returns with respect to taxes. It shall be the responsibility of each Portfolio to notify the Custodian of the obligations imposed on the Portfolio or the Custodian as custodian by the tax law of countries, states and political subdivisions thereof, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Portfolio with respect to any claim for exemption or refund under the tax law of countries for which the Portfolio has provided sufficient information and documentation.

Section 7.2 Ownership Certificates for Tax Purposes. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to domestic securities or other financial assets held within the United States of each Portfolio held by the Custodian and in connection with transfers of securities and other financial assets.

Section 7.3 Authorizations. The Custodian is authorized to deduct from any cash received or credited to the account of a Portfolio any taxes or levies required by any tax or other governmental authority having jurisdiction in respect of such Portfolio’s transactions and to disclose any information required by any such tax or other governmental authority in relation to processing any claim for exemption from or reduction or refund of any taxes relating to Portfolio transactions and holdings.

Section 7.4 Services Further Limited. Other than the servicing responsibilities provided herein, the Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on any Fund, any Portfolio or the Custodian as custodian of the assets of the Fund or the Portfolio by the tax law of any country or of any state or political subdivision thereof. The Custodian shall not be considered the Fund’s tax advisor or tax counsel.

Section 8. Payments for Sales or Redemptions of Portfolio Interests.

Section 8.1 Payment for Portfolio Interests Issued. The Custodian shall receive from the distributor of Portfolio Interests of a Fund or from the Fund’s transfer agent (the “Transfer Agent”) and deposit into the account of the Portfolio such payments as are received for Portfolio Interests issued or sold from time to time by the Fund. The Custodian will provide timely notification to the Fund on behalf of the Portfolio and the Transfer Agent of any receipt of the payments by the Custodian.

Section 8.2 Payment for Portfolio Interests Redeemed. Upon receipt of instructions from the Transfer Agent, the Custodian shall set aside funds of a Portfolio to the extent available for payment to holders of Portfolio Interests who have delivered to the Transfer Agent a request for redemption of their Portfolio Interests. The Custodian is authorized upon receipt of instructions from the Transfer Agent, if any, or from the Portfolio, to wire funds to or through a commercial bank designated by the redeeming interest holders. If the Custodian furnishes a check to a holder in payment for the redemption of the holder’s Portfolio Interests and the check is drawn on the Custodian, the Custodian shall honor the check so long as the check is presented to the Custodian in accordance with the Deposit Account Agreement and such procedures and controls as are mutually agreed upon from time to time between the Fund and the Custodian.

Section 9. Proper Instructions.

Section 9. 1 Form and Security Procedures. Proper Instructions may be in writing signed by the authorized individual or individuals or may be in a tested communication or in a communication utilizing access codes effected between electro-mechanical or electronic devices or may be by such other means and utilizing such intermediary systems and utilities as may be agreed to from time to time by the Custodian and the individual or organization giving the instruction, provided that the Fund has followed any security procedures agreed to from time to time by the applicable Fund and the Custodian including, but not limited to, the security procedures selected by the Fund. The Custodian may agree to accept oral instructions, and in such case oral instructions will be considered Proper Instructions. The Fund shall cause all oral instructions to be confirmed in writing, but the Fund’s failure to do so shall not affect the Custodian’s authority to rely on the oral instructions, if the Custodian reasonably believes the oral instructions have been given by an individual authorized to give such instructions with respect to the transaction involved.

Section 9.2 Reliance on Officer’s Certificate. Concurrently with the execution of this Agreement, and from time to time thereafter, as appropriate, each Fund shall deliver to the Custodian an officer’s certificate setting forth the names, titles, signatures and scope of authority of all individuals authorized to give Proper Instructions or any other notice, request, direction, instruction, certificate or instrument on behalf of the Fund. The certificate may be accepted and conclusively relied upon by the Custodian and shall be considered to be in full force and effect until receipt by the Custodian of a similar certificate to the contrary and the Custodian has had a reasonable time to act thereon.

Section 9.3 Untimely Proper Instructions. If the Custodian is not provided with reasonable time to execute a Proper Instruction (including any Proper Instruction not to execute, or any other modification to, a prior Proper Instruction), the Custodian will use good faith efforts to execute the Proper Instruction but, provided that the Custodian meets the standard of care set forth in Section 14.1, will not be responsible or liable if the Custodian’s efforts are not successful (including any inability to change any actions that the Custodian had taken pursuant to the prior Proper Instruction). The inclusion of a statement of purpose or intent (or any similar notation) in a Proper Instruction shall not impose any additional obligations on the Custodian or condition or qualify its authority to effect the Proper Instruction. The Custodian will not assume a duty to ensure that the stated purpose or intent is fulfilled and will have no responsibility or liability when it follows the Proper Instruction without regard to such purpose or intent; provided, however, the Custodian will use good faith efforts when it follows such Proper Instruction, taking into account past practices (including with respect to resolution of issues and responsibility).

Section 10. Actions Permitted without Express Authority.

The Custodian may in its discretion, without express authority from the applicable Fund on behalf of each Portfolio:

1)	Make payments to itself or others for minor expenses of handling securities or other financial assets relating to its duties under this Agreement; provided that all such payments shall be accounted for to the Fund on behalf of the Portfolio and the Fund shall have the opportunity to review such payments and the parties shall use good faith efforts to resolve any dispute with respect to such payments;
2)	Surrender securities or other financial assets in temporary form for securities or other financial assets in definitive form;

3)	Endorse for collection, in the name of the Portfolio, checks, drafts and other negotiable instruments; and

4)	In general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and other financial assets of the Portfolio except as otherwise directed by the applicable Board.

Section 11. Reserved.

Section 12. Records.

The Custodian shall with respect to each Portfolio create and maintain all records relating to its activities and obligations under this Agreement in such manner as will meet the obligations of each Fund under the 1940 Act, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the SEC or other regulators with jurisdiction over the Funds with respect to the Portfolios. The Custodian shall, at the Fund’s request, supply the Fund with a tabulation of securities owned by each Portfolio and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations. In the event that the Custodian is requested or authorized by a Fund, or required by subpoena, administrative order, court order or other legal process, applicable law or regulation, or required in connection with any investigation, examination or inspection of the Fund by state or federal regulatory agencies, to produce the records of the Fund or the Custodian’s personnel as witnesses, the Fund will pay the Custodian for the Custodian’s time and expenses incurred in responding to a non-routine request, order or requirement as reasonably agreed by the Fund and the Custodian, taking into account past practices.

Section 13. Fund’s Independent Accountants; Reports.

Section 13.1 Opinions. The Custodian shall take all reasonable action, as a Fund with respect to a Portfolio may from time to time request, to obtain from year to year favorable opinions from the Fund’s independent accountants with respect to its activities hereunder in connection with the preparation of the Fund’s Form N-1A or Form N-2, as applicable, and Form N-CEN or other monthly or annual reports to the SEC and with respect to any other requirements thereof.

Section 13.2 Reports. Upon reasonable request of a Fund, the Custodian shall provide the Fund with a copy of the Custodian’s Service Organizational Control (SOC) 1 reports prepared in accordance with the requirements of AT section 801, Reporting on Controls at a Service Organization (formerly Statement on Standards for Attestation Engagements (SSAE) No. 16). The Custodian shall use commercially reasonable efforts to provide the Fund with such reports as the Fund may reasonably request or otherwise reasonably require to fulfill its duties under Rule 38a-1 of the 1940 Act or similar legal and regulatory requirements.

Section 14. Custodian’s Standard of Care; Exculpation.

14.1       Standard of Care. In carrying out the provisions of this Agreement, the Custodian shall act in good faith and without negligence, misfeasance or willful misconduct and shall be held to the exercise of reasonable care; provided, however, that the Custodian shall be held to any higher standard of care which would be imposed upon the Custodian by any applicable law or regulation, as if such above-stated higher standard of reasonable care were part of this Agreement.

14.2       Reliance on Proper Instructions. The Custodian shall be entitled conclusively to rely and act upon Proper Instructions until the Custodian has received notice of any change from the Fund and has had a reasonable time to act thereon. The Custodian may act on a Proper Instruction if it reasonably believes that it contains sufficient information and may refrain from acting on any Proper Instructions until such time that it has reasonably determined, in its sole discretion, that is has received any required clarification or authentication of Proper Instructions. The Custodian may rely upon and shall be protected in acting upon any Proper Instruction or any other instruction, notice, request, consent, certificate or other instrument or paper believed by it in good faith to be genuine and to have been properly executed by or on behalf of the applicable Fund.

14.3       Other Reliance. The Custodian is authorized and instructed to reasonably rely upon the information that the Custodian receives from the Fund or any authorized third party on behalf of the Fund. The Custodian shall have no responsibility to review, confirm or otherwise assume any duty with respect to the accuracy or completeness of any information supplied to it by or on behalf of any Fund. The Custodian shall have no liability in respect of any loss, cost or expense incurred or sustained by the Fund arising from the performance of the Custodian’s duties hereunder in reliance upon records that were maintained for the Fund by any individual or organization, other than the Custodian, prior to the Custodian’s appointment as custodian hereunder. The Custodian shall be entitled to reasonably rely on and may act upon advice of counsel (who may be counsel for the Fund) on all matters and shall be without liability for any action reasonably taken or omitted pursuant to such advice, provided that the Custodian meets the standard of care set forth in Section 14.1.

14.4       Liability for Foreign Custodians. The Custodian shall be liable for the acts or omissions of an Eligible Foreign Custodian to the same extent as if the action or omission were performed by the Custodian itself, taking into account the facts and circumstances and the established local market practices and laws prevailing in the particular jurisdiction in which the Fund or Portfolio elects to invest.

14.5       Insolvency and Country Risk. The Custodian shall in no event be liable for any loss, cost or expense incurred or sustained by a Fund or Portfolio resulting from or caused by Country Risk. The Custodian shall be without liability for any loss, damage or expense caused by or resulting from the insolvency of any domestic sub-custodian or Eligible Foreign Custodian that is not a wholly-owned subsidiary of the Custodian; provided, however, that the foregoing exculpation of the Custodian with respect to the insolvency of a particular Eligible Foreign Custodian shall not be applicable if the Custodian fails to comply with its obligations under this Agreement or as a Foreign Custody Manager pursuant to Rule 17f-5 with respect to such Eligible Foreign Custodian. For the avoidance of doubt, if the Custodian has met its standard of care hereunder and has fulfilled its obligations as a Foreign Custody Manager pursuant to Rule 17f-5 with respect to an Eligible Foreign Custodian, then the Custodian shall be without liability for any loss, damage or expense caused by or resulting from the insolvency of such Eligible Foreign Custodian.

14.6       Force Majeure and Third Party Actions. Except as may arise from the Custodian’s gross negligence or willful misconduct, the Custodian shall be without responsibility or liability to any Fund or Portfolio for: (a) events or circumstances beyond the reasonable control of the Custodian, including, without limitation, the interruption, suspension or restriction of trading on or the closure of any currency or securities market or system, power or other mechanical or technological failures or interruptions, computer viruses or communications disruptions, work stoppages, natural disasters, acts of war, revolution, riots or terrorism or other similar force majeure events or acts; (b) errors by any Fund, its Investment Advisor or any other duly authorized person in their instructions to the Custodian; (c) the insolvency of or acts or omissions by a U.S. Securities System, Foreign Securities System, Underlying Transfer Agent or domestic sub-custodian designated pursuant to Section 2.2; (d) the failure of any Fund, its Investment Advisor, Portfolio or any duly authorized individual or organization to adhere to the Custodian’s operational policies and procedures; (e) any delay or failure of any broker, agent, securities intermediary or other intermediary, central bank or other commercially prevalent payment or clearing system to deliver to the Custodian’s sub-custodian or agent securities or other financial assets purchased or in the remittance or payment made in connection with securities or other financial assets sold; (f) any delay or failure of any organization in charge of registering or transferring securities or other financial assets in the name of the Custodian, any Fund, any Portfolio, the Custodian’s sub-custodians, nominees or agents including non-receipt of bonus, dividends and rights and other accretions or benefits; (g) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security, other financial asset, U.S. Securities System or Foreign Securities System; and (h) the effect of any provision of any law or regulation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereof or of any court of competent jurisdiction.

14.7       Indirect/Special/Consequential Damages. Notwithstanding Section

15.2 and any other provision of this Agreement to the contrary, in no event shall either party be liable for any indirect, incidental, consequential, special, punitive, exemplary or enhanced damages of any kind or nature whatsoever (including loss of profit goodwill, reputation, business opportunity or anticipated savings, or losses arising from any special circumstances of the other party or any other person) arising under this Agreement or under law or otherwise in connection with or in any way related to this Agreement or the subject matter hereof (including the provision of the services, and the performance, non-performance or breach of any obligation or duty owed by a party) whether or not such party (including each party’s relevant affiliates) has been advised of, or otherwise might or should have anticipated, the possibility or likelihood of such damages. The limitations of liability set forth in this Section 14.7 shall apply regardless of the form or type of action in which a claim is brought or under which it is made, whether in contract, tort (including negligence of any kind), warranty, strict liability, indemnity or any other legal or equitable grounds, and shall survive failure of an exclusive remedy.

14.8       Delivery of Property. The Custodian shall not be responsible for any securities or other assets of a Portfolio which are not received by the Custodian or which are delivered out in accordance with Proper Instructions. The Custodian shall not be responsible for the title, validity or genuineness of any securities or other assets or evidence of title thereto received by it or delivered by it pursuant to this Agreement.

14.9       No Investment Advice. The Custodian has no responsibility to monitor or oversee the investment activity undertaken by a Fund or its Investment Advisor or by a Portfolio. The Custodian has no duty to ensure or to inquire whether an Investment Advisor complies with any investment objectives or restrictions agreed upon between a Fund and the Investment Advisor or whether the Investment Advisor complies with its legal obligations under applicable securities laws or other laws, including laws intended to protect the interests of investors. The Custodian shall neither assess nor take any responsibility or liability for the suitability or appropriateness of the investments made by a Fund or a Portfolio or on its behalf.

14.10       Communications. The Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with securities or other financial assets of a Portfolio at any time held by the Custodian unless (a) the Custodian or the Eligible Foreign Custodian is in actual possession of such securities or other financial assets, (b) the Custodian receives Proper Instructions with regard to the exercise of the right or power, and (c) both of the conditions referred to in the foregoing clauses (a) and (b) have been satisfied at least three business days prior to the date on which the Custodian is to take action to exercise the right or power. However, the Custodian shall nevertheless exercise its best efforts to take such action in the event that notification is received three business days or less prior to the date on which action is required.

14.11       Loaned Securities. Income due to each Portfolio on securities or other financial assets loaned shall be the responsibility of the applicable Fund. The Custodian will have no duty or responsibility, pursuant to this Agreement, in connection with loaned securities or other financial assets, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Portfolio is entitled.

14.12       Trade Counterparties. A Fund’s receipt of securities or other financial assets from a counterparty in connection with any of its purchase transactions and its receipt of cash from a counterparty in connection with any sale or redemption of securities or other financial assets will be at the Fund’s sole risk, and the Custodian shall not be obligated to make demands on the Fund’s behalf if the Fund’s counterparty defaults. If a Fund’s counterparty fails to deliver securities, other financial assets or cash, the Custodian will notify the Fund’s Investment Advisor of the failure within a reasonable time after the Custodian became aware of the failure.

Section 15. Compensation and Indemnification of Custodian; Security Interest.

Section. 15.1 Compensation. The Custodian shall be entitled to reasonable compensation for its services and expenses as agreed upon from time to time between each Fund on behalf of each applicable Portfolio and the Custodian.

Section 15.2 Indemnification. Each Portfolio agrees to indemnify the Custodian and to hold the Custodian harmless from and against any loss, cost or expense sustained or incurred by the Custodian in acting or omitting to act under or in respect of this Agreement in good faith, without negligence and with reasonable care, including, without limitation, (a) the Custodian’s compliance with Proper Instructions and (b) in connection with the provision of services to a Fund pursuant to Section 7, any obligations, including taxes, withholding and reporting requirements, claims for exemption and refund, additions for late payment, interest, penalties and other expenses, that may be assessed against the Fund, the Portfolio or the Custodian as custodian of the assets of the Fund or the Portfolio. If a Fund on behalf of a Portfolio instructs the Custodian to take any action with respect to securities or other financial assets, and the action involves the payment of money or may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund or the Portfolio being liable therefor, the Fund on behalf of the Portfolio, as a prerequisite to the Custodian taking the action, shall provide to the Custodian at the Custodian’s request such further indemnification in an amount and form satisfactory to the Custodian. The obligations and liabilities any Portfolio assumes shall be limited in any case to the relevant Portfolio and its assets and the Custodian shall not seek satisfaction of any obligation from the shareholders of the relevant Portfolio, any other Portfolio or its shareholders or the Trustees, officers, employees or agents of the Fund. In addition, in connection with the discharge and satisfaction of any claim made by the Custodian against a Fund involving more than one Portfolio, the Fund has the exclusive right to determine the appropriate allocations of liability for any claim between or among Portfolios.

Section 15.3 Security Interest. Each Fund hereby grants to the Custodian, to secure the payment and performance of the Fund’s obligations under this Agreement, whether contingent or otherwise, a security interest in and right of recoupment and setoff against all cash and all securities and other financial assets at any time held for the account of a Portfolio by or through the Custodian. The obligations include, without limitation, the Fund’s obligations to reimburse the Custodian if the Custodian or any of its affiliates, subsidiaries or agents advances cash or securities or other financial assets to the Fund for any purpose (including but not limited to settlements of securities or other financial assets, foreign exchange contracts and assumed settlement), or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from its or its nominee’s own negligence, as well as the Fund’s obligation to compensate the Custodian pursuant to Section 15.1 or indemnify the Custodian pursuant to Section 15.2. Should the Fund fail to reimburse or otherwise pay the Custodian any obligation under this Agreement promptly, the Custodian shall have the rights and remedies of a secured party under this Agreement, the UCC and other applicable law, including the right to utilize available cash and to sell or otherwise dispose of the Portfolio’s assets to the extent necessary to obtain payment or reimbursement.  The Custodian may at any time decline to follow Proper Instructions to deliver out cash, securities or other financial assets if the Custodian determines in its reasonable discretion that, after giving effect to the Proper Instructions, the cash, securities or other financial assets remaining will not have sufficient value fully to secure the Fund's payment or reimbursement obligations, whether contingent or otherwise.

Section 16. Effective Period and Termination.

Section 16.1 Term. This Agreement shall remain in full force and effect for an initial term ending February 28, 2021. After the expiration of the Initial Term, this Agreement shall automatically renew for successive one-year terms unless a written notice of non-renewal is delivered by the non-renewing party no later than ninety (90) days prior to the expiration of the Initial Term or any renewal term, as the case may be. A written notice of non-renewal may be given as to a Fund or a Portfolio.

Section 16.2 Termination. Either party may terminate this Agreement as to a Fund or a Portfolio: (a) in the event of the other party’s material breach of a material provision of this Agreement that the other party has either failed to cure, or failed to establish a remedial plan to cure that is reasonably acceptable to the non-breaching party, within 60 days’ written notice being given by the non-breaching party of the breach, or (b) in the event of the appointment of a conservator or receiver for the other party, the commencement by or against the other party of a bankruptcy or insolvency case or proceeding, or upon the happening of a like event to the other party at the direction of an appropriate agency or court of competent jurisdiction.

Section 16.3 Payments Owing to the Custodian. Upon termination of this Agreement pursuant to Section 16.1 or 16.2 with respect to any Fund or Portfolio, the applicable Fund shall pay to the Custodian any compensation then due and shall reimburse the Custodian for its other reasonable costs, expenses and charges then due. Upon receipt of such payment and reimbursement, the Custodian will deliver the Fund’s or Portfolio’s cash and its securities and other financial assets as set forth in Section 17.

Section 16.4 Reserved.

Section 16.5 Effect of Termination. Termination of this Agreement with respect to any one particular Fund or Portfolio shall in no way affect the rights and duties under this Agreement with respect to any other Fund or Portfolio. Following termination with respect to a Fund or Portfolio, the Custodian shall have no further responsibility to forward information under Section 3.8 or 5.8. The provisions of Sections 7, 14, 15 and 17 of this Agreement shall survive termination of this Agreement. To the extent the Custodian continues to possess confidential information or records of the Fund or its agents or service providers after the termination of this Agreement, the obligations contained in Sections 12, 20.11, 20.12, and 20.13 of this Agreement shall continue until the five (5) year anniversary of the termination date of this Agreement.

Section 17. Successor Custodian.

Section 17.1 Successor Appointed. If a successor custodian shall be appointed for a Portfolio by its Board, the Custodian shall, upon termination of this Agreement and receipt of Proper Instructions, deliver to the successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all cash and all securities and other financial assets of the Portfolio then held by the Custodian hereunder and shall transfer to an account of the successor custodian all of the securities and other financial assets of the Portfolio held in a U.S. Securities System or Foreign Securities System or at the Underlying Transfer Agent.

Section 17.2 No Successor Appointed. If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of Proper Instructions, deliver at the office of the Custodian and transfer the cash and the securities and other financial assets of the Portfolio in accordance with the Proper Instructions.

Section 17.3 No Successor Appointed and No Proper Instructions. If no successor custodian has been appointed and no Proper Instructions have been delivered to the Custodian on or before the termination of this Agreement, then the Custodian shall have the right to deliver to a bank or trust company, which is a “bank” as defined in the 1940 Act, doing business in Boston, Massachusetts, or New York, New York, of its own selection, all cash and all securities and other financial assets of the Portfolio then held by the Custodian hereunder, and to transfer to an account of the bank or trust company all of the securities and other financial assets of the Portfolio held in any U.S. Securities System or Foreign Securities System or at the Underlying Transfer Agent. The transfer will be on such terms as are contained in this Agreement or as the Custodian may otherwise reasonably negotiate with the bank or trust company. Any compensation payable to the bank or trust company, and any cost or expense incurred by the Custodian, in connection with the transfer shall be for the account of the Portfolio.

Section 17.4 Remaining Property. If any cash or any securities or other financial assets of the Portfolio held by the Custodian hereunder remain held by the Custodian after the termination of this Agreement owing to the failure of the applicable Fund to provide Proper Instructions, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian holds the cash or the securities or other financial assets (the existing agreed-to compensation at the time of termination shall be one indicator of what is considered fair compensation). The provisions of this Agreement relating to the duties, exculpation and indemnification of the Custodian shall apply in favor of the Custodian during such period.

Section 17.5 Reserves. Notwithstanding the foregoing provisions of this Section 17, the Custodian may retain cash or securities or other financial assets of the Fund or Portfolio as a reserve reasonably established by the Custodian to secure the payment or performance of any obligations of the Fund or Portfolio secured by a security interest or right of recoupment or setoff in favor of the Custodian.

Section 18. [Reserved]

Section 19. Loan Services Addendum. If a Fund directs the Custodian in writing to perform loan services, the Custodian and the Fund will be bound by the terms of the Loan Services Addendum attached hereto. The Fund shall reimburse Custodian for its fees and expenses related thereto as agreed upon from time to time in writing by the Fund and the Custodian.

Section 20. General.

Section 20.1 Governing Law. Any and all matters in dispute between the parties hereto, whether arising from or relating to this Agreement, shall be governed by and construed in accordance with laws of the Commonwealth of Massachusetts, without giving effect to any conflict of laws rules. Likewise, the law applicable to all issues in Article 2(1) of the Hague Convention on the Law Applicable to Certain Rights in respect of Securities Held with an Intermediary is the law in force in the Commonwealth of Massachusetts.

Section 20.2 [Reserved]

Section 20.3 Prior Agreements; Amendments. This Agreement supersedes the December 1, 1993 Custodian Contract, as amended, between each Fund on behalf of each of the Fund’s Portfolios and the Custodian relating to the custody of the Fund’s assets. This Agreement may be amended at any time in writing by mutual agreement of the parties hereto.

Section 20.4 Assignment. This Agreement may not be assigned by (a) any Fund without the written consent of the Custodian or (b) the Custodian without the written consent of each applicable Fund. However, without the consent of any Fund or any Portfolio, the Custodian may assign this Agreement to a successor of all or a substantial portion of its business, or to a party controlling, controlled by or under common control with the Custodian. Notwithstanding the foregoing, the Custodian may employ, engage, associate or contract with such person or persons, including, without limitation, affiliates and subsidiaries of the Custodian, as the Custodian may deem desirable to assist it in performing certain of its non-custodial obligations under this Agreement without the consent of any Fund; provided, however, that the compensation of such person or persons shall be paid by the Custodian and that the Custodian shall be as fully responsible to the Fund for the acts and omissions of any such person or persons as it is for its own acts and omissions under this Agreement.

Section 20.5 Interpretive and Additional Provisions. In connection with the operation of this Agreement, the Custodian and each Fund on behalf of each of the Portfolios, may from time to time agree on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions shall be in a writing signed by all parties, provided that no such interpretive or additional provisions shall contravene any applicable laws or regulations or any provision of a Fund’s organic record and Prospectus. No interpretive or additional provisions made as provided in the preceding sentence shall be an amendment of this Agreement.

Section 20.6 Additional Funds and Portfolios.

20.6.1       Additional Fund. If any management investment company in addition to those listed on Appendix A desires the Custodian to render services as custodian under the terms of this Agreement, the management investment company shall so notify the Custodian in writing. If the Custodian agrees in writing to provide the services, the management investment company shall become a Fund hereunder and be bound by all terms and conditions and provisions hereof including, without limitation, the representations and warranties set forth in Section 20.7 below.

20.6.2       Additional Portfolio. If any Fund establishes a series in addition to the Portfolios set forth on Appendix A with respect to which the Fund desires the Custodian to render services as custodian under the terms of this Agreement, the Fund shall so notify the Custodian in writing. If the Custodian agrees in writing to provide the services, the series shall become a Portfolio hereunder.

Section 20.7 The Parties; Representations and Warranties. All references in this Agreement to the “Fund” are to each of the management investment companies listed on Appendix A, and each management investment company made subject to this Agreement in accordance with Section 20.6 above, individually, as if this Agreement were between the individual Fund and the Custodian. In the case of a series organization, all references in this Agreement to the “Portfolio” are to the individual series of the series organization on behalf of the individual series. Any reference in this Agreement to “the parties” shall mean the Custodian and such other individual Fund as to which the matter pertains.

20.7.1       Fund Representations and Warranties. Each Fund hereby represents and warrants that (a) it is duly organized and validly existing in good standing in its jurisdiction of organization; (b) it has the requisite power and authority under applicable law and its organic record to enter into and perform this Agreement; (c) all requisite proceedings have been taken to authorize it to enter into and perform this Agreement; (d) no legal or administrative proceedings have been instituted or threatened which would materially impair the Fund’s ability to perform its duties and obligations under this Agreement; and (e) its entering into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of the Fund or any law or regulation applicable to it.

20.7.2       Custodian Representations and Warranties. The Custodian hereby represents and warrants that (a) it is a trust company, duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (b) it has the requisite power and authority to carry on its business in the Commonwealth of Massachusetts; (c) all requisite proceedings have been taken to authorize it to enter into and perform this Agreement; (d) no legal or administrative proceedings have been instituted or threatened which would materially impair the Custodian’s ability to perform its duties and obligations under this Agreement; and (e) its entering into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of the Custodian or any law or regulation applicable to it.

Section 20.8 Notices. Any notice, instruction or other communication required to be given hereunder will, unless otherwise provided in this Agreement, be in writing and may be sent by hand, or by facsimile transmission, or overnight delivery by any recognized delivery service, to the parties at the following addresses or such other addresses as may be notified by any party from time to time.

To any Fund:	c/o Federated Investors, Inc.
Federated Investors Tower - 21st Floor
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Attention: Lori Hensler, Director of Funds Financial Services
Telephone: 412-288-1277
Telecopy: 412-288-8668

with a copy to:	Federated Investors, Inc.
Federated Investors Tower - 17th Floor
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Attention: Chief Legal Officer
Telephone: 412-288-6331
Telecopy: 412-288-8668
Federated Investors Tower - 17th Floor

To the Custodian:	State Street Bank and Trust Company
1 Iron Street
Boston, MA 02110
Attention: Andrea Griffin
Telephone: 617-662-3590
Telecopy: 617-375-4279

with a copy to:	State Street Bank and Trust Company
Legal Division – Global Services Americas
One Lincoln Street
Boston, MA 02111
Attention: Senior Vice President and Senior Managing Counsel

Section 20.9 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same Agreement. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received in electronically transmitted form.

Section 20.10 Severability; No Waiver. If any provision of this Agreement shall be held to be invalid, unlawful or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired. The failure of a party hereto to insist upon strict adherence to any term of this Agreement on any occasion or the failure of a party hereto to exercise or any delay in exercising any right or remedy under this Agreement shall not constitute a waiver of any the term, right or remedy or a waiver of any other rights or remedies, and no single or partial exercise of any right or remedy under this Agreement shall prevent any further exercise of the right or remedy or the exercise of any other right or remedy.

Section 20.11 Confidentiality. All information provided under this Agreement by or on behalf of a party or its agents or service providers (the “Disclosing Party”) to the other party (the “Receiving Party”) regarding the Disclosing Party’s business and operations shall be treated as confidential. Subject to Section 20.12 below, all confidential information provided under this Agreement by Disclosing Party shall be used, including disclosure to third parties, by the Receiving Party, or its agents or service providers, solely for the purpose of performing or receiving the services and discharging the Receiving Party’s other obligations under the Agreement or managing the business of the Receiving Party and its Affiliates (as defined in Section 20.12 below), including financial and operational management and reporting, risk management, legal and regulatory compliance and client service management. The foregoing shall not be applicable to any information (a) that is publicly available when provided or thereafter becomes publicly available, other than through a breach of this Agreement, (b) that is independently derived by the Receiving Party without the use of any information provided by the Disclosing Party in connection with this Agreement, (c) that is disclosed to comply with any legal or regulatory proceeding, investigation, audit, examination, subpoena, civil investigative demand or other similar process, (d) that is disclosed as required by operation of law or regulation or as required to comply with the requirements of any market infrastructure that the Disclosing Party or its agents direct the Custodian or its affiliates to employ (or which is required in connection with the holding or settlement of instruments included in the assets subject to this Agreement), or (e) where the party seeking to disclose is expressly permitted under applicable law or regulation to disclose for a legitimate business purpose subject to confidentiality obligation, or has received the prior written consent of the Disclosing Party providing the information, which consent shall not be unreasonably withheld. A Receiving Party shall protect confidential information of a Disclosing Party at least to the same degree as the Receiving Party protects its own confidential information. All confidential information, provided by a Disclosing Party shall remain the property of such Disclosing Party. All confidential information, together with any copies thereof, in whatever form, shall, upon the Disclosing Party’s written request, be returned to the Disclosing Party or destroyed, at the Receiving Party’s election; provided, that the Receiving Party shall be permitted to retain all or any portion of the confidential information, in accordance with the confidentiality obligations specified in this Agreement, to the extent required by applicable law or regulatory authority or to the extent required by the Receiving Party’s internal policies and in accordance with its customary practices for backup and storage.

Section 20.12 Use of Data.

(a)            In connection with the provision of the services and the discharge of its other obligations under this Agreement, the Custodian (which term for purposes of this Section 20.12 includes each of its parent company, branches and affiliates (“Affiliates”)) may collect and store information regarding a Fund and share such information with its Affiliates, agents and service providers in order and to the extent reasonably necessary (i) to carry out the provision of services contemplated under this Agreement and other agreements between the Fund and the Custodian or any of its Affiliates and (ii) to carry out management of its businesses, including, but not limited to, financial and operational management and reporting, risk management, legal and regulatory compliance and client service management.

(b)       Subject to paragraph (c) below, the Custodian and/or its Affiliates (except those Affiliates or business divisions principally engaged in the business of asset management) may use any data or other information (“Data”) obtained by such entities in the performance of their services under this Agreement or any other agreement between the Fund and the Custodian or one of its Affiliates, including Data regarding transactions and portfolio holdings relating to the Fund, and publish, sell, distribute or otherwise commercialize the Data; provided that, unless the Fund otherwise consents, Data is combined or aggregated with information relating to (i) other customers of the Custodian and/or its Affiliates or (ii) information derived from other sources, in each case such that any published information will be displayed in a manner designed to prevent attribution to or identification of such Data with the Fund. The Fund agrees that Custodian and/or its Affiliates may seek to profit and realize economic benefit from the commercialization and use of the Data, that such benefit will constitute part of the Custodian’s compensation for services under this Agreement or such other agreement, and the Custodian and/or its Affiliates shall be entitled to retain and not be required to disclose the amount of such economic benefit and profit to the Fund.

(c)       Except as expressly contemplated by this Agreement, nothing in this Section 20.12 shall limit the confidentiality and data-protection obligations of the Custodian and its Affiliates under this Agreement and applicable law. The Custodian shall cause any Affiliate, agent or service provider to which it has disclosed Data pursuant to this Section 20.12 to comply at all times with confidentiality and data-protection obligations as if it were a party to this Agreement.

Section 20.13 Data Privacy. The Custodian will implement and maintain a written information security program that contains appropriate security measures generally consistent with industry standard practices aligned with a security framework appropriate for a large financial services company to safeguard the personal information of the Funds’ shareholders, employees, directors and officers that the Custodian receives, stores, maintains, processes or otherwise accesses in connection with the provision of services hereunder.  The term, “personal information”, as used in this Section, means (a) an individual’s name (first initial and last name or first name and last name), address or telephone number plus (i) Social Security or other tax identification number, (ii) driver’s license number, (iii) state identification card number, (iv) debit or credit card number, (v) financial account number or (vi) personal identification number or password that would permit access to a person’s account, (b) any combination of any of the foregoing that would allow a person to log onto or access an individual’s account, or (c) any other non-public personal information within the meaning of applicable law or regulation.  “Personal Information” shall not include information that is lawfully obtained from publicly available information, or from federal, state or local government records lawfully made available to the general public (except to the extent applicable law in a particular jurisdiction does not exclude such publicly available information from protection as personal information).

Section 20.14 Reproduction of Documents. This Agreement and all schedules, addenda, exhibits, appendices, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 20.15 Regulation GG. Each Fund represents and warrants that it does not engage in an “Internet gambling business,” as such term is defined in Section 233.2(r) of Federal Reserve Regulation GG (12 CFR 233) and covenants that it shall not engage in an Internet gambling business. In accordance with Regulation GG, each Fund is hereby notified that “restricted transactions,” as such term is defined in Section 233.2(y) of Regulation GG, are prohibited in any dealings with the Custodian pursuant to this Agreement or otherwise between or among any party hereto.

Section 20.16 Shareholder Communications Election. SEC Rule 14b-2 requires banks that hold securities, as that term is used in federal securities laws, for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the rule, as may be applicable, the Custodian needs each Fund to indicate whether it authorizes the Custodian to provide such Fund’s name, address, and share position to requesting companies whose securities the Fund owns. If a Fund tells the Custodian “no,” the Custodian will not provide this information to requesting companies. If a Fund tells the Custodian “yes” or does not check either “yes” or “no” below, the Custodian is required by the rule, as applicable, to treat the Fund as consenting to disclosure of this information for all securities owned by the Fund or any funds or accounts established by the Fund. For a Fund’s protection, the Rule, as applicable, prohibits the requesting company from using the Fund’s name and address for any purpose other than corporate communications. Please indicate below whether the Fund consents or objects by checking one of the alternatives below.

YES [ ]	The Custodian is authorized to release the Fund’s name, address, and share positions.

NO [X] The Custodian is not authorized to release the Fund’s name, address, and share positions.

Section 20.17 Business Continuity/Disaster Recovery. In the event of equipment failure, work stoppage, governmental action, communication disruption or other impossibility of performance beyond the Custodian’s control, the Custodian shall take reasonable steps to minimize service interruptions. Specifically, Custodian shall implement reasonable procedures to prevent the loss of data and to recover from service interruptions caused by equipment failure or other circumstances with resumption of all substantial elements of services in a timeframe sufficient to meet business requirements. The Custodian shall enter into and shall maintain in effect at all times during the term of this Agreement with appropriate parties one or more agreements making reasonable provision for (i) periodic back-up of the computer files and data with respect to the Fund; and (ii) emergency use of electronic data processing equipment to provide services under this Agreement. Custodian shall test the ability to recover to alternate data processing equipment in accordance with State Street program standards, and provide a high level summary of business continuity test results to the Fund upon request. Custodian will remedy any material deficiencies in accordance with State Street program standards. Upon reasonable advance notice, and at no cost to Custodian, the Fund retains the right to review Custodian’s business continuity, crisis management, disaster recovery, and third-party vendor management processes and programs (including discussions with the relevant subject matter experts and an on-site review of the production facilities used) related to delivery of the service no more frequently than an annual basis. Upon reasonable request, the Custodian also shall discuss with senior management of the Fund any business continuity/disaster recovery plan of the Custodian and/or provide a high-level presentation summarizing such plan.

20.18       Anti-Money Laundering. With respect to the Fund's offering and sale of Interests at any time, and for all subsequent transfers of such interests, the Fund or its delegate shall, directly or indirectly and to the extent required by law: (i) conduct know your customer/client identity due diligence with respect to potential investors and transferees in the Interests and shall obtain and retain due diligence records for each investor and transferee; (ii) use its best efforts to ensure that each investor's and any transferee's funds used to purchase Interests shall not be derived from, nor the product of, any criminal activity; (iii) if requested, provide periodic written verifications that such investors/transferees have been checked against the United States Department of the Treasury Office of Foreign Assets Control database for any non-compliance or exceptions; and (iv) perform its obligations under this Section in accordance with all applicable anti-money laundering laws and regulations. In the event that the Custodian has received advice from counsel that access to underlying due diligence records pertaining to the investors/transferees is necessary to ensure compliance by the Custodian with relevant anti-money laundering (or other applicable) laws or regulations, the Fund shall, upon receipt of written request from the Custodian, provide the Custodian with copies of such due diligence records.

[Remainder of page intentionally left blank.]

Signature Page

In Witness Whereof, each of the parties has caused this Agreement to be executed in its name and behalf by its duly authorized representative under seal as of the date first above-written.

EACH OF THE MANAGEMENT INVESTMENT COMPANIES AND SERIES

SET FORTH ON APPENDIX A HERETO

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Fund Treasurer

STATE STREET BANK AND TRUST COMPANY

By:/s/ Andrew Erickson

Name: Andrew Erickson

Title: Executive Vice President

APPENDIX A

to

Master Custodian Agreement

(revised as of June 1, 2021)

Management Investment Companies Registered with the SEC and Portfolios thereof, If Any

Federated Hermes Adjustable Rate Securities Trust

Federated Hermes Adjustable Rate Fund

Federated Hermes Adviser Series:

Federated Hermes Conservative Microshort Fund

Federated Hermes Conservative Municipal Microshort Fund

Federated Hermes MDT Market Neutral Fund

Federated Hermes Equity Income Fund, Inc.

Federated Hermes Global Allocation Fund

Federated Hermes Government Income Securities, Inc.

Federated Hermes Government Income Trust

Federated Hermes Government Income Fund

Federated Hermes High Income Bond Fund, Inc.

Federated Hermes Total Return Bond Fund

Federated Hermes Short-Term Government Trust

Federated Hermes Short-Term Government Fund

Federated Hermes Short-Intermediate Government Trust

Federated Hermes Short-Intermediate Government Fund

Federated Hermes Core Trust:

Bank Loan Core Fund

Mortgage Core Fund

High Yield Bond Core Fund

Emerging Markets Core Fund

Federated Hermes Core Trust III:

Project and Trade Finance Core Fund

Federated Hermes Equity Funds:

Federated Hermes Clover Small Value Fund

Federated Hermes Kaufmann Fund

Federated Hermes Kaufmann Large Cap Fund

Federated Hermes Kaufmann Small Cap Fund

Federated Hermes MDT Mid Cap Growth Fund

Federated Hermes Prudent Bear Fund

Federated Hermes Strategic Value Dividend Fund

Federated Hermes Fixed Income Securities, Inc.:

Federated Hermes Strategic Income Fund

Federated Hermes High Yield Trust

Federated Hermes Opportunistic High Yield Bond Fund

Federated Hermes Income Securities Trust:

Federated Hermes Capital Income Fund

Federated Hermes Floating Rate Strategic Income Fund

Federated Hermes Fund for U.S. Government Securities

Federated Hermes Intermediate Corporate Bond Fund

Federated Hermes Real Return Bond Fund

Federated Hermes Short-Term Income Fund

Federated Hermes Index Trust:

Federated Hermes Max-Cap Index Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Institutional Trust:

Federated Hermes Government Ultrashort Fund

Federated Hermes Institutional High Yield Bond Fund

Federated Hermes Short-Intermediate Total Return Bond Fund

Federated Hermes Insurance Series:

Federated Hermes Fund for U.S. Government Securities II

Federated Hermes High Income Bond Fund II

Federated Hermes Kaufmann Fund II

Federated Hermes Managed Volatility Fund II

Federated Hermes Government Money Fund II

Federated Hermes Quality Bond Fund II

Federated Hermes Investment Series Funds, Inc.:

Federated Hermes Corporate Bond Fund

Federated Hermes Managed Pool Series:

Federated Hermes Corporate Bond Strategy Portfolio

Federated Hermes High-Yield Strategy Portfolio

Federated Hermes Mortgage Strategy Portfolio

Federated Hermes MDT Series:

Federated Hermes MDT All Cap Core Fund

Federated Hermes MDT Balanced Fund

Federated Hermes MDT Large Cap Growth Fund

Federated Hermes MDT Small Cap Growth Fund

Federated Hermes MDT Small Cap Core Fund

Federated Hermes Project and Trade Finance Tender Fund

Federated Total Return Series, Inc.:

Federated Hermes Select Total Return Bond Fund

Federated Hermes Total Return Bond Fund

Federated Hermes Ultrashort Bond Fund

Federated Hermes Money Market Obligations Trust:

Federated Hermes California Municipal Cash Trust

Federated Hermes Government Obligations Fund

Federated Hermes Institutional Money Market Management

Federated Hermes Municipal Obligations Fund

Federated Hermes New York Municipal Cash Trust

Federated Hermes Prime Cash Obligations Fund

Federated Hermes Institutional Prime Obligations Fund

Federated Hermes Institutional Prime Value Obligations Fund

Federated Hermes Tax-Free Obligations Fund

Federated Hermes Institutional Tax-Free Cash Trust

Federated Hermes Treasury Obligations Fund

Federated Hermes Trust for U.S. Treasury Obligations

[          ]

Appendix A

Management Investment Companies Registered with the SEC and Portfolios thereof, If Any

Federated Hermes Adjustable Rate Securities Trust

Federated Hermes Equity Income Fund, Inc.

Federated Hermes Global Allocation Fund

Federated Hermes Government Income Securities, Inc.

Federated Hermes Government Income Trust

Federated Hermes High Income Bond Fund, Inc.

Federated Hermes Total Return Government Bond Fund

Federated Hermes Short-Term Government Trust

Federated Hermes Short-Intermediate Government Trust

Federated Hermes Core Trust:

Bank Loan Core Fund

Mortgage Core Fund

High Yield Bond Core Fund

Emerging Markets Core Fund

Federated Hermes Core Trust III:

Project and Trade Finance Core Fund

Federated Hermes Equity Funds:

Federated Hermes Clover Small Value Fund

Federated Hermes Kaufmann Fund

Federated Hermes Kaufmann Large Cap Fund

Federated Hermes Kaufmann Small Cap Fund

Federated Hermes MDT Mid Cap Growth Fund

Federated Hermes Prudent Bear Fund

Federated Hermes Strategic Value Dividend Fund

Federated Hermes Fixed Income Securities, Inc.:

Federated Hermes Strategic Income Fund

Federated Hermes High Yield Trust

Federated Hermes Equity Advantage Fund

Federated Hermes Opportunistic High Yield Bond Fund

Federated Hermes Income Securities Trust:

Federated Hermes Capital Income Fund

Federated Hermes Floating Rate Strategic Income Fund

Federated Hermes Fund for U.S. Government Securities

Federated Hermes Intermediate Corporate Bond Fund

Federated Hermes Real Return Bond Fund

Federated Hermes Short-Term Income Fund

Federated Hermes Index Trust:

Federated Hermes Max-Cap Index Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Institutional Trust:

Federated Hermes Government Ultrashort Fund

Federated Hermes Institutional High Yield Bond Fund

Federated Hermes Short-Intermediate Total Return Bond Fund

Federated Hermes Insurance Series:

Federated Hermes Fund for U.S. Government Securities II

Federated Hermes High Income Bond Fund II

Federated Hermes Hermes Kaufmann Fund II

Federated Managed Volatility Fund II

Federated Hermes Government Money Fund II

Federated Hermes Quality Bond Fund II

Federated Hermes Investment Series Funds, Inc.:

Federated Hermes Corporate Bond Fund

Federated Hermes Managed Pool Series:

Federated Hermes Corporate Bond Strategy Portfolio

Federated Hermes High-Yield Strategy Portfolio

Federated Hermes Managed Volatility Strategy Portfolio

Federated Hermes Mortgage Strategy Portfolio

Federated Hermes MDT Series:

Federated Hermes MDT All Cap Core Fund

Federated Hermes MDT Balanced Fund

Federated Hermes MDT Large Cap Growth Fund

Federated Hermes MDT Small Cap Growth Fund

Federated Hermes MDT Small Cap Core Fund

Federated Hermes Project and Trade Finance Tender Fund

Federated Hermes Total Return Series, Inc.:

Federated Hermes Select Total Return Bond Fund

Federated Hermes Total Return Bond Fund

Federated Hermes Ultrashort Bond Fund

Federated Hermes Money Market Obligations Trust:

Federated Hermes California Municipal Cash Trust

Federated Hermes Connecticut Municipal Cash Trust

Federated Hermes Florida Municipal Cash Trust

Federated Hermes Georgia Municipal Cash Trust

Federated Hermes Government Obligations Fund

Federated Hermes Massachusetts Municipal Cash Trust

Federated Hermes Michigan Municipal Cash Trust

Federated Hermes Institutional Money Market Management

Federated Hermes Municipal Obligations Fund

Federated Hermes New York Municipal Cash Trust

Federated Hermes Ohio Municipal Cash Trust

Federated Hermes Pennsylvania Municipal Cash Trust

Federated Hermes Prime Cash Obligations Fund

Federated Hermes Institutional Prime Obligations Fund

Federated Hermes Institutional Prime Value Obligations Fund

Federated Hermes Tax-Free Obligations Fund

Federated Hermes Institutional Tax-Free Cash Trust

Federated Hermes Treasury Obligations Fund

Federated Hermes Trust for U.S. Treasury Obligations

Federated Hermes Virginia Municipal Cash Trust

Appendix B

[     ]

LOAN SERVICES ADDENDUM

TO AMENDED AND RESTATED

MASTER CUSTODIAN AGREEMENT

ADDENDUM to that certain Amended and Restated Master Custodian Agreement, dated March 1, 2017, as amended (the “Custodian Agreement”) by and among each fund (a “Fund”) identified on Appendix A thereto or made subject thereto pursuant to Section 20.6 thereof and State Street Bank and Trust Company, including its subsidiaries and other affiliates (the “Custodian”). As used in this Addendum, the term “Fund”, in relation to a Loan (as defined below), includes a Portfolio on whose behalf the Fund acts with respect to the Loan.

The following provisions will apply with respect to interests in commercial loans, including loan participations, whether the loans are bilateral or syndicated and whether any obligor is located in or outside of the United States (collectively, “Loans”), made or acquired by a Fund on behalf of one or more of its Portfolios.

Section 1. Payment Custody. If a Fund wishes the Custodian to receive payments directly with respect to a Loan for credit to the bank account maintained by the Custodian for the Fund under the Custodian Agreement,

(a)       the Fund will cause the Custodian to be named as the Fund’s nominee for payment purposes under the relevant financing documents, e.g., in the case of a syndicated loan, the administrative contact for the agent bank, and otherwise provide for the payment to the Custodian of the payments with respect to the Loan; and

(b)       the Custodian will credit to the bank account maintained by the Custodian for the Fund under the Custodian Agreement any payment on or in respect of the Loan actually received by the Custodian and identified as relating to the Loan, but with any amount credited being conditional upon clearance and actual receipt by the Custodian of final payment.

Section 2. Monitoring. If a Fund wishes the Custodian to monitor payments on and forward notices relating to a Loan,

(a)       the Fund will deliver, or cause to be delivered, to the Custodian a schedule identifying the amount and due dates of the scheduled principal payments, the scheduled interest payment dates and related payment amount information, and such other information with respect to the Loan as the Custodian may reasonably require in order to perform its services hereunder (collectively, “Loan Information”); and

(b)       the Custodian will (i) if the amount of a principal, interest, fee or other payment with respect to the Loan is not received by the Custodian on the date on which the amount is scheduled to be paid as reflected in the Loan Information, use best efforts to notify the agent of the obligor and/or any other intermediary banks of the obligor’s failure to make timely payment, and (ii) if such payment is not received, promptly notify the Fund (or the Investment Manager on its behalf) of such obligor’s failure to make the loan payment, and (iii) provide a report to the Fund that the payment has not been received and (iv) if the Custodian receives any consent solicitation, notice of default or similar notice from any syndication agent, lead or obligor on the Loan, undertake reasonable efforts to forward the notice to the Fund.

Section 3. Exculpation of the Custodian.

(a)       Payment Custody and Monitoring. The Custodian will have no liability for any delay or failure by the Fund or any third party in providing Loan Information to the Custodian or for any inaccuracy or incompleteness of any Loan Information. The Custodian will have no obligation to verify, investigate, recalculate, update or otherwise confirm the accuracy or completeness of any Loan Information or other information or notices received by the Custodian in respect of the Loan. The Custodian will be entitled to (i) rely upon the Loan Information provided to it by or on behalf of the Fund or any other information or notices that the Custodian may receive from time to time from any syndication agent, lead or obligor or any similar party with respect to the Loan and (ii) update its records on the basis of such information or notices as may from time to time be received by the Custodian.

(b) Any Service. The Custodian will have no obligation to (i) determine whether any necessary steps have been taken or requirements have been met for the Fund to have acquired good or record title to a Loan, (ii) ensure that the Fund’s acquisition of the Loan has been authorized by the Fund, (iii) collect past due payments on the Loan, preserve any rights against prior parties, exercise any right or perform any obligation in connection with the Loan (including taking any action in connection with any consent solicitation, notice of default or similar notice received from any syndication agent, lead or obligor on the Loan) or otherwise take any other action to enforce the payment obligations of any obligor on the Loan, (iv) become itself the record title holder of the Loan or (v) make any advance of its own funds with respect to the Loan.

(c)       Miscellaneous. The Custodian will not be considered to have been or be charged with knowledge of the sale of a Loan by the Fund, unless and except to the extent that the Custodian shall have received written notice of the sale from the Fund and the proceeds of the sale have been received by the Custodian for credit to the bank account maintained by the Custodian for the Fund under the Custodian Agreement. If any question arises as to the Custodian’s duties under this Addendum, the Custodian may request instructions from the Fund and will be entitled at all times to refrain from taking any action unless it has received Proper Instructions from the Fund. The Custodian will in all events have no liability, risk or cost for any action taken or omitted with respect to the Loan pursuant to Proper Instructions. The Custodian will have no responsibilities or duties whatsoever with respect to the Loan except as are expressly set forth in this Addendum.

Global Custody Network

Schedule A

DECEMBER 31, 2016

MARKET	SUBCUSTODIAN	ADDRESS
Albania	Raiffeisen Bank sh.a.	Blv. "Bajram Curri" ETC – Kati 14 Tirana, Albania
Argentina	Citibank, N.A.	Bartolome Mitre 530 1036 Buenos Aires, Argentina
Australia	The Hongkong and Shanghai Banking Corporation Limited	HSBC Securities Services Level 3, 10 Smith St., Parramatta, NSW 2150, Australia
Austria	Deutsche Bank AG	Fleischmarkt 1 A-1010 Vienna, Austria
	UniCredit Bank Austria AG	Custody Department / Dept. 8398-TZ Julius Tandler Platz 3 A-1090 Vienna, Austria
Bahrain	HSBC Bank Middle East Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	1st Floor, Bldg. #2505 Road # 2832, Al Seef 428 Kingdom of Bahrain
Bangladesh	Standard Chartered Bank	Silver Tower, Level 7 52 South Gulshan Commercial Area Gulshan 1, Dhaka 1212, Bangladesh
Belgium	Deutsche Bank AG, Netherlands (operating through its Amsterdam branch with support from its Brussels branch)	De Entrees 99-197 1101 HE Amsterdam, Netherlands
Benin	via Standard Chartered Bank Côte d’Ivoire S.A., Abidjan, Ivory Coast	23, Bld de la République 17 BP 1141 Abidjan 17 Côte d’Ivoire
Bermuda	HSBC Bank Bermuda Limited	6 Front Street Hamilton, HM06, Bermuda
Federation of Bosnia and Herzegovina	UniCredit Bank d.d.	Zelenih beretki 24 71 000 Sarajevo Federation of Bosnia and Herzegovina
Botswana	Standard Chartered Bank Botswana Limited	4th Floor, Standard Chartered House Queens Road The Mall Gaborone, Botswana
Brazil	Citibank, N.A.	AV Paulista 1111 São Paulo, SP 01311-920 Brazil
Bulgaria	Citibank Europe plc, Bulgaria Branch	Serdika Offices, 10th floor 48 Sitnyakovo Blvd. 1505 Sofia, Bulgaria
	UniCredit Bulbank AD	7 Sveta Nedelya Square 1000 Sofia, Bulgaria
Burkina Faso	via Standard Chartered Bank Côte d’Ivoire S.A., Abidjan, Ivory Coast	23, Bld de la République 17 BP 1141 Abidjan 17 Côte d’Ivoire
Canada	State Street Trust Company Canada	30 Adelaide Street East, Suite 800 Toronto, ON Canada M5C 3G6
Chile	Itaú CorpBanca S.A.	Presidente Riesco Street # 5537 Floor 18 Las Condes, Santiago de Chile
People’s Republic of China	HSBC Bank (China) Company Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	33rd Floor, HSBC Building, Shanghai IFC 8 Century Avenue Pudong, Shanghai, China (200120)
	China Construction Bank Corporation (for A-share market only)	No.1 Naoshikou Street Chang An Xing Rong Plaza Beijing 100032-33, China
	Citibank N.A. (for Shanghai – Hong Kong Stock Connect market only)	39/F., Champion Tower 3 Garden Road Central, Hong Kong
	The Hongkong and Shanghai Banking Corporation Limited (for Shanghai – Hong Kong Stock Connect market only)	Level 30, HSBC Main Building 1 Queen's Road Central, Hong Kong
	Standard Chartered Bank (Hong Kong) Limited (for Shanghai – Hong Kong Stock Connect market)	15th Floor Standard Chartered Tower 388 Kwun Tong Road Kwun Tong, Hong Kong
Colombia	Cititrust Colombia S.A. Sociedad Fiduciaria	Carrera 9A, No. 99-02 Bogotá DC, Colombia
Costa Rica	Banco BCT S.A.	160 Calle Central Edificio BCT San José, Costa Rica
Croatia	Privredna Banka Zagreb d.d.	Custody Department Radnička cesta 50 10000 Zagreb, Croatia
	Zagrebacka Banka d.d.	Savska 60 10000 Zagreb, Croatia
Cyprus	BNP Paribas Securities Services, S.C.A., Greece (operating through its Athens branch)	2 Lampsakou Str. 115 28 Athens, Greece
Czech Republic	Československá obchodní banka, a.s.	Radlická 333/150 150 57 Prague 5, Czech Republic
	UniCredit Bank Czech Republic and Slovakia, a.s.	BB Centrum – FILADELFIE Želetavská 1525/1 140 92 Praha 4 - Michle, Czech Republic
Denmark	Nordea Bank AB (publ), Sweden (operating through its subsidiary, Nordea Bank Danmark A/S)	Strandgade 3 0900 Copenhagen C, Denmark
	Skandinaviska Enskilda Banken AB (publ), Sweden (operating through its Copenhagen branch)	Bernstorffsgade 50 1577 Copenhagen, Denmark
Egypt	HSBC Bank Egypt S.A.E. (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	6th Floor 306 Corniche El Nil Maadi Cairo, Egypt
Estonia	AS SEB Pank	Tornimäe 2 15010 Tallinn, Estonia
Finland	Nordea Bank AB (publ), Sweden (operating through its subsidiary, Nordea Bank Finland Plc.)	Satamaradankatu 5 00500 Helsinki, Finland
	Skandinaviska Enskilda Banken AB (publ), Sweden (operating through its Helsinki branch)	Securities Services Box 630 SF-00101 Helsinki, Finland
France	Deutsche Bank AG, Netherlands (operating through its Amsterdam branch with support from its Paris branch)	De Entrees 99-197 1101 HE Amsterdam, Netherlands
Republic of Georgia	JSC Bank of Georgia	29a Gagarini Str. Tbilisi 0160, Georgia
Germany	State Street Bank International GmbH	Brienner Strasse 59 80333 Munich, Germany
	Deutsche Bank AG	Alfred-Herrhausen-Allee 16-24 D-65760 Eschborn, Germany
Ghana	Standard Chartered Bank Ghana Limited	P. O. Box 768 1st Floor High Street Building Accra, Ghana
Greece	BNP Paribas Securities Services, S.C.A.	2 Lampsakou Str. 115 28 Athens, Greece
Guinea-Bissau	via Standard Chartered Bank Côte d’Ivoire S.A., Abidjan, Ivory Coast	23, Bld de la République 17 BP 1141 Abidjan 17 Côte d’Ivoire
Hong Kong	Standard Chartered Bank (Hong Kong) Limited	15th Floor Standard Chartered Tower 388 Kwun Tong Road Kwun Tong, Hong Kong
Hungary	Citibank Europe plc Magyarországi Fióktelepe	7 Szabadság tér, Bank Center Budapest, H-1051 Hungary
	UniCredit Bank Hungary Zrt.	6th Floor Szabadság tér 5-6 H-1054 Budapest, Hungary
Iceland	Landsbankinn hf.	Austurstræti 11 155 Reykjavik, Iceland
India	Deutsche Bank AG	Block B1, 4th Floor, Nirlon Knowledge Park Off Western Express Highway Goregaon (E) Mumbai 400 063, India
	The Hongkong and Shanghai Banking Corporation Limited	11F, Building 3, NESCO - IT Park, NESCO Complex, Western Express Highway Goregaon (East), Mumbai 400 063, India
Indonesia	Deutsche Bank AG	Deutsche Bank Building, 4th floor Jl. Imam Bonjol, No. 80 Jakarta 10310, Indonesia
Ireland	State Street Bank and Trust Company, United Kingdom branch	525 Ferry Road Edinburgh EH5 2AW, Scotland
Israel	Bank Hapoalim B.M.	50 Rothschild Boulevard Tel Aviv, Israel 61000
Italy	Deutsche Bank S.p.A.	Investor Services Via Turati 27 – 3rd Floor 20121 Milan, Italy
Ivory Coast	Standard Chartered Bank Côte d’Ivoire S.A.	23, Bld de la République 17 BP 1141 Abidjan 17 Côte d’Ivoire
Japan	Mizuho Bank, Limited	Shinagawa Intercity Tower A 2-15-1, Konan, Minato-ku Tokyo 108-6009, Japan
	The Hongkong and Shanghai Banking Corporation Limited	HSBC Building 11-1 Nihonbashi 3-chome, Chuo-ku Tokyo 1030027, Japan
Jordan	Standard Chartered Bank	Shmeissani Branch Al-Thaqafa Street, Building # 2 P.O. Box 926190 Amman 11110, Jordan
Kazakhstan	JSC Citibank Kazakhstan	Park Palace, Building A, 41 Kazibek Bi street, Almaty 050010, Kazakhstan
Kenya	Standard Chartered Bank Kenya Limited	Custody Services Standard Chartered @ Chiromo, Level 5 48 Westlands Road P.O. Box 40984 – 00100 GPO Nairobi, Kenya
Republic of Korea	Deutsche Bank AG	18th Fl., Young-Poong Building 41 Cheonggyecheon-ro Jongro-ku-, Seoul 03188, Korea
	The Hongkong and Shanghai Banking Corporation Limited	5F HSBC Building #37 Chilpae-ro Jung-gu, Seoul 04511, Korea
Kuwait	HSBC Bank Middle East Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	Kuwait City, Sharq Area Abdulaziz Al Sager Street Al Hamra Tower, 37F P. O. Box 1683, Safat 13017, Kuwait
Latvia	AS SEB banka	Unicentrs, Valdlauči LV-1076 Kekavas pag., Rigas raj., Latvia
Lebanon	HSBC Bank Middle East Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	St. Georges Street, Minet El-Hosn Beirut 1107 2080, Lebanon
Lithuania	AB SEB bankas	Gedimino av. 12 LT 2600 Vilnius, Lithuania
Malawi	Standard Bank Limited	Kaomba Centre Cnr. Victoria Avenue & Sir Glyn Jones Road Blantyre, Malawi
Malaysia	Deutsche Bank (Malaysia) Berhad	Domestic Custody Services Level 20, Menara IMC 8 Jalan Sultan Ismail 50250 Kuala Lumpur, Malaysia
	Standard Chartered Bank Malaysia Berhad	Menara Standard Chartered 30 Jalan Sultan Ismail 50250 Kuala Lumpur, Malaysia
Mali	via Standard Chartered Bank Côte d’Ivoire S.A., Abidjan, Ivory Coast	23, Bld de la République 17 BP 1141 Abidjan 17 Côte d’Ivoire
Mauritius	The Hongkong and Shanghai Banking Corporation Limited	6F HSBC Centre 18 CyberCity Ebene, Mauritius
Mexico	Banco Nacional de México, S.A.	3er piso, Torre Norte Act. Roberto Medellín No. 800 Col. Santa Fe Mexico, DF 01219
Morocco	Citibank Maghreb	Zénith Millénium Immeuble1 Sidi Maârouf – B.P. 40 Casablanca 20190, Morocco
Namibia	Standard Bank Namibia Limited	Standard Bank Center Cnr. Werner List St. and Post St. Mall 2nd Floor Windhoek, Namibia
Netherlands	Deutsche Bank AG	De Entrees 99-197 1101 HE Amsterdam, Netherlands
New Zealand	The Hongkong and Shanghai Banking Corporation Limited	HSBC House Level 7, 1 Queen St. Auckland 1010, New Zealand
Niger	via Standard Chartered Bank Côte d’Ivoire S.A., Abidjan, Ivory Coast	23, Bld de la République 17 BP 1141 Abidjan 17 Côte d’Ivoire
Nigeria	Stanbic IBTC Bank Plc.	Plot 1712 Idejo St Victoria Island, Lagos 101007, Nigeria
Norway	Nordea Bank AB (publ), Sweden (operating through its subsidiary, Nordea Bank Norge ASA)	Essendropsgate 7 0368 Oslo, Norway
	Skandinaviska Enskilda Banken AB (publ), Sweden (operating through its Oslo branch)	P.O. Box 1843 Vika Filipstad Brygge 1 N-0123 Oslo, Norway
Oman	HSBC Bank Oman S.A.O.G. (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	2nd Floor Al Khuwair PO Box 1727 PC 111 Seeb, Oman
Pakistan	Deutsche Bank AG	Unicentre – Unitowers I.I. Chundrigar Road P.O. Box 4925 Karachi - 74000, Pakistan
Panama	Citibank, N.A.	Boulevard Punta Pacifica Torre de las Americas Apartado Panama City, Panama 0834-00555
Peru	Citibank del Perú, S.A.	Canaval y Moreyra 480 3rd Floor, San Isidro Lima 27, Perú
Philippines	Deutsche Bank AG	Global Transaction Banking Tower One, Ayala Triangle 1226 Makati City, Philippines
Poland	Bank Handlowy w Warszawie S.A.	ul. Senatorska 16 00-293 Warsaw, Poland
	Bank Polska Kasa Opieki S.A.	31 Zwirki I Wigury Street 02-091, Warsaw, Poland
Portugal	Deutsche Bank AG, Netherlands (operating through its Amsterdam branch with support from its Lisbon branch)	De Entrees 99-197 1101 HE Amsterdam, Netherlands
Puerto Rico	Citibank N.A.	1 Citibank Drive, Lomas Verdes Avenue San Juan, Puerto Rico 00926
Qatar	HSBC Bank Middle East Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	2 Fl Ali Bin Ali Tower Building no.: 150 Airport Road Doha, Qatar
Romania	Citibank Europe plc, Dublin – Romania Branch	8, Iancu de Hunedoara Boulevard 712042, Bucharest Sector 1, Romania
Russia	AO Citibank	8-10 Gasheka Street, Building 1 125047 Moscow, Russia
Saudi Arabia	HSBC Saudi Arabia Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	HSBC Head Office 7267 Olaya - Al Murooj Riyadh 12283-2255 Kingdom of Saudi Arabia
Senegal	via Standard Chartered Bank Côte d’Ivoire S.A., Abidjan, Ivory Coast	23, Bld de la République 17 BP 1141 Abidjan 17 Côte d’Ivoire
Serbia	UniCredit Bank Serbia JSC	Rajiceva 27-29 11000 Belgrade, Serbia
Singapore	Citibank N.A.	3 Changi Business Park Crescent #07-00, Singapore 486026
	United Overseas Bank Limited	156 Cecil Street FEB Building #08-03 Singapore 069544
Slovak Republic	UniCredit Bank Czech Republic and Slovakia, a.s.	Ŝancová 1/A 813 33 Bratislava, Slovak Republic
Slovenia	UniCredit Banka Slovenija d.d.	Šmartinska 140 SI-1000 Ljubljana, Slovenia
South Africa	FirstRand Bank Limited	Mezzanine Floor 3 First Place Bank City Corner Simmonds & Jeppe Sts. Johannesburg 2001 Republic of South Africa
	Standard Bank of South Africa Limited	3rd Floor, 25 Pixley Ka Isaka Seme St. Johannesburg 2001 Republic of South Africa
Spain	Deutsche Bank S.A.E.	Calle de Rosario Pino 14-16, Planta 1 28020 Madrid, Spain
Sri Lanka	The Hongkong and Shanghai Banking Corporation Limited	24, Sir Baron Jayatilake Mawatha Colombo 01, Sri Lanka
Republic of Srpska	UniCredit Bank d.d.	Zelenih beretki 24 71 000 Sarajevo Federation of Bosnia and Herzegovina
Swaziland	Standard Bank Swaziland Limited	Standard House, Swazi Plaza Mbabane, Swaziland H101
Sweden	Nordea Bank AB (publ)	Smålandsgatan 17 105 71 Stockholm, Sweden
	Skandinaviska Enskilda Banken AB (publ)	Sergels Torg 2 SE-106 40 Stockholm, Sweden
Switzerland	Credit Suisse (Switzerland) Limited	Uetlibergstrasse 231 8070 Zurich, Switzerland
	UBS Switzerland AG	Max-Högger-Strasse 80-82 CH-8048 Zurich-Alstetten, Switzerland
Taiwan - R.O.C.	Deutsche Bank AG	296 Ren-Ai Road Taipei 106 Taiwan, Republic of China
	Standard Chartered Bank (Taiwan) Limited	168 Tun Hwa North Road Taipei 105, Taiwan, Republic of China
Tanzania	Standard Chartered Bank (Tanzania) Limited	1 Floor, International House Corner Shaaban Robert St and Garden Ave PO Box 9011 Dar es Salaam, Tanzania
Thailand	Standard Chartered Bank (Thai) Public Company Limited	Sathorn Nakorn Tower 14th Floor, Zone B 90 North Sathorn Road Silom, Bangkok 10500, Thailand
Togo	via Standard Chartered Bank Côte d’Ivoire S.A., Abidjan, Ivory Coast	23, Bld de la République 17 BP 1141 Abidjan 17 Côte d’Ivoire
Tunisia	Union Internationale de Banques	65 Avenue Bourguiba 1000 Tunis, Tunisia
Turkey	Citibank, A.Ş.	Tekfen Tower Eski Buyukdere Caddesi 209 Kat 3 Levent 34394 Istanbul, Turkey
	Deutsche Bank A.Ş.	Eski Buyukdere Caddesi Tekfen Tower No. 209 Kat: 17 4 Levent 34394 Istanbul, Turkey
Uganda	Standard Chartered Bank Uganda Limited	5 Speke Road P.O. Box 7111 Kampala, Uganda
Ukraine	PJSC Citibank	16-g Dilova St. Kyiv 03150, Ukraine
United Arab Emirates Dubai Financial Market	HSBC Bank Middle East Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	HSBC Securities Services Emaar Square Level 3, Building No. 5 P O Box 502601 Dubai, United Arab Emirates
United Arab Emirates Dubai International Financial Center	HSBC Bank Middle East Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	HSBC Securities Services Emaar Square Level 3, Building No. 5 P O Box 502601 Dubai, United Arab Emirates
United Arab Emirates Abu Dhabi	HSBC Bank Middle East Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	HSBC Securities Services Emaar Square Level 3, Building No. 5 P O Box 502601 Dubai, United Arab Emirates
United Kingdom	State Street Bank and Trust Company, United Kingdom branch	525 Ferry Road Edinburgh EH5 2AW, Scotland
Uruguay	Banco Itaú Uruguay S.A.	Zabala 1463 11000 Montevideo, Uruguay
Venezuela	Citibank, N.A.	Centro Comercial El Recreo Torre Norte, Piso 19 Avenida Casanova Caracas, Venezuela 1050
Vietnam	HSBC Bank (Vietnam) Limited (as delegate of The Hongkong and Shanghai Banking Corporation Limited)	Centre Point 106 Nguyen Van Troi Street Phu Nhuan District Ho Chi Minh City, Vietnam
Zambia	Standard Chartered Bank Zambia Plc.	Standard Chartered House Cairo Road P.O. Box 32238 10101, Lusaka, Zambia
Zimbabwe	Stanbic Bank Zimbabwe Limited (as delegate of Standard Bank of South Africa Limited)	3rd Floor Stanbic Centre 59 Samora Machel Avenue Harare, Zimbabwe

Depositories Operating in Network Markets Schedule B

DECEMBER 31, 2016

MARKET	DEPOSITORY	TYPES OF SECURITIES
Albania	Bank of Albania	Government debt
Argentina	Caja de Valores S.A.	Equities, government and corporate bonds, and corporate money market instruments
Australia	Austraclear Limited	Government securities, corporate bonds, and corporate money market instruments
Austria	OeKB Central Securities Depository GmbH	All securities listed on Wiener Börse AG, the Vienna Stock Exchange (as well as virtually all other Austrian securities)
Bahrain	Clearing, Settlement, Depository and Registry System of the Bahrain Bourse	Equities
Bangladesh	Bangladesh Bank	Government securities
	Central Depository Bangladesh Limited	Equities and corporate bonds
Belgium	Euroclear Belgium	Equities and most corporate bonds
	National Bank of Belgium	Government securities, corporate bonds, and money market instruments
Benin	Dépositaire Central – Banque de Règlement	All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.
	Banque Centrale des Etats d’Afrique de l’Ouest	Treasury bills and Treasury bonds issued by the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.
Bermuda	Bermuda Securities Depository	Equities, corporate bonds
Federation of Bosnia and Herzegovina	Registar vrijednosnih papira u Federaciji Bosne i Hercegovine, d.d.	Equities, corporate bonds, government securities, money market instruments
Botswana	Bank of Botswana	Government debt
	Central Securities Depository Company of Botswana Ltd.	Equities and corporate bonds
Brazil	Central de Custódia e de Liquidação Financeira de Títulos Privados (CETIP)	Corporate debt and money market instruments
	Companhia Brasileira de Liquidação e Custódia (CBLC)	All equities listed on BM&F BOVESPA S.A. and SOMA, and non-financial corporate bonds traded at BM&F BOVESPA S.A.
	Sistema Especial de Liquidação e de Custódia (SELIC)	Government debt issued by the central bank and the National Treasury
Bulgaria	Bulgarian National Bank	Government securities
	Central Depository AD	Eligible equities and corporate bonds
Burkina Faso	Dépositaire Central – Banque de Règlement	All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.
	Banque Centrale des Etats d’Afrique de l’Ouest	Treasury bills and Treasury bonds issued by the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.
Canada	The Canadian Depository for Securities Limited	All book-entry eligible securities, including government securities, equities, corporate bonds, money market instruments, strip bonds, and asset- backed securities
Chile	Depósito Central de Valores S.A.	Government securities, equities, corporate bonds, mortgage-backed securities, and money market instruments
People’s Republic of China	China Securities Depository and Clearing Corporation Limited, Shanghai and Shenzhen Branches	A shares, B shares, Treasury bonds, local government bonds, enterprise bonds, corporate bonds, open and closed-end funds, convertible bonds, and warrants
	China Central Depository and Clearing Co., Ltd.	Bonds traded through the China Interbank Bond Market (CIBM), including Treasury bonds, local government bonds, policy bank bonds, central bank bills, medium-term notes, commercial paper, enterprise bonds, and commercial bank bonds
Colombia	Depósito Central de Valores	Securities issued by the central bank and the Republic of Colombia
	Depósito Centralizado de Valores de Colombia S.A. (DECEVAL)	Equities, corporate bonds, money market instruments
Costa Rica	Interclear Central de Valores S.A.	Securities traded on Bolsa Nacional de Valores
Croatia	Središnje klirinško depozitarno društvo d.d.	Eligible equities, corporate bonds, government securities, and corporate money market instruments
Cyprus	Central Depository and Central Registry	Equities, corporate bonds, dematerialized government securities, corporate money market instruments
Czech Republic	Centrální depozitář cenných papírů, a.s.	All dematerialized equities, corporate debt, and government debt, excluding Treasury bills
	Czech National Bank	Treasury bills
Denmark	VP Securities A/S	Equities, government securities, corporate bonds, corporate money market instruments, warrants
Egypt	Central Bank of Egypt	Treasury bills
	Misr for Central Clearing, Depository and Registry S.A.E.	Eligible equities, corporate bonds, and Treasury bonds
Estonia	AS Eesti Väärtpaberikeskus	All registered equity and debt securities
Finland	Euroclear Finland	Equities, corporate bonds, government securities, money market instruments
France	Euroclear France	Government securities, equities, bonds, and money market instruments
Republic of Georgia	Georgian Central Securities Depository	Equities, corporate bonds, and money market instruments
	National Bank of Georgia	Government securities
Germany	Clearstream Banking AG, Frankfurt	Equities, government securities, corporate bonds, money market instruments, warrants, investment funds, and index certificates
Ghana	Central Securities Depository (Ghana) Limited	Government securities and Bank of Ghana securities; equities and corporate bonds
Greece	Bank of Greece, System for Monitoring Transactions in Securities in Book-Entry Form	Government debt
	Hellenic Central Securities Depository	Eligible listed equities, government debt, and corporate bonds
Guinea-Bissau	Dépositaire Central – Banque de Règlement	All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.
	Banque Centrale des Etats d’Afrique de l’Ouest	Treasury bills and Treasury bonds issued by the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.
Hong Kong	Central Moneymarkets Unit	Government debt (i.e., exchange fund bills and notes issued by the HKMA), other private debt, and money market instruments
	Hong Kong Securities Clearing Company Limited	Securities listed or traded on the Stock Exchange of Hong Kong Limited
Hungary	KELER Központi Értéktár Zrt.	Government securities, equities, corporate bonds, and investment fund notes
Iceland	Nasdaq verðbréfamiðstöð hf.	Government securities, equities, corporate bonds, and money market instruments
India	Central Depository Services (India) Limited	Eligible equities, debt securities, and money market instruments
	National Securities Depository Limited	Eligible equities, debt securities, and money market instruments
	Reserve Bank of India	Government securities
Indonesia	Bank Indonesia	Sertifikat Bank Indonesia (central bank certificates), Surat Utang Negara (government debt instruments), and Surat Perbendaharaan Negara (Treasury bills)
	PT Kustodian Sentral Efek Indonesia	Equities, corporate bonds, and money market instruments
Ireland	Euroclear UK & Ireland Limited	GBP- and EUR-denominated money market instruments
	Euroclear Bank S.A./N.V.	Government securities
Israel	Tel Aviv Stock Exchange Clearing House Ltd. (TASE Clearing House)	Government securities, equities, corporate bonds and trust fund units
Italy	Monte Titoli S.p.A.	Equities, corporate debt, government debt, money market instruments, and warrants
Ivory Coast	Dépositaire Central – Banque de Règlement	All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.
	Banque Centrale des Etats d’Afrique de l’Ouest	Treasury bills and Treasury bonds issued by the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.
Japan	Bank of Japan – Financial Network System	Government securities
	Japan Securities Depository Center (JASDEC) Incorporated	Equities, corporate bonds, and corporate money market instruments
Jordan	Central Bank of Jordan	Treasury bills, government bonds, development bonds, and public entity bonds
	Securities Depository Center	Equities and corporate bonds
Kazakhstan	Central Securities Depository	Government securities, equities, corporate bonds, and money market instruments
Kenya	Central Bank of Kenya	Treasury bills and Treasury bonds
	Central Depository and Settlement Corporation Limited	Equities and corporate debt
Republic of Korea	Korea Securities Depository	Equities, government securities, corporate bonds and money market instruments
Kuwait	Kuwait Clearing Company	Money market instruments, equities, and corporate bonds
Latvia	Latvian Central Depository	Equities, government securities, corporate bonds, and money market instruments
Lebanon	Banque du Liban	Government securities and certificates of deposit issued by the central bank
	Custodian and Clearing Center of Financial Instruments for Lebanon and the Middle East (Midclear) S.A.L.	Equities, corporate bonds and money market instruments
Lithuania	Central Securities Depository of Lithuania	All securities available for public trading
Malawi	Reserve Bank of Malawi	Reserve Bank of Malawi bills and Treasury bills
Malaysia	Bank Negara Malaysia	Treasury bills, Bank Negara Malaysia bills, Malaysian government securities, private debt securities, and money market instruments
	Bursa Malaysia Depository Sdn. Bhd.	Securities listed on Bursa Malaysia Securities Berhad
Mali	Dépositaire Central – Banque de Règlement	All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.
	Banque Centrale des Etats d’Afrique de l’Ouest	Treasury bills and Treasury bonds issued by the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.
Mauritius	Bank of Mauritius	Government debt (traded through primary dealers)
	Central Depository and Settlement Co. Limited	Listed and unlisted equity and debt securities (corporate debt and T-bills traded on the exchange)
Mexico	S.D. Indeval, S.A. de C.V.	All securities
Morocco	Maroclear	Eligible listed equities, corporate and government debt, certificates of deposit, commercial paper
Namibia	Bank of Namibia	Treasury bills
Netherlands	Euroclear Nederland	Government securities, equities, corporate bonds, corporate money market instruments, and stripped government bonds
New Zealand	New Zealand Central Securities Depository Limited	Government securities, equities, corporate bonds, and money market instruments
Niger	Dépositaire Central – Banque de Règlement	All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.
	Banque Centrale des Etats d’Afrique de l’Ouest	Treasury bills and Treasury bonds issued by the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.
Nigeria	Central Bank of Nigeria	Treasury bills and government bonds
	Central Securities Clearing System Limited	Equities and corporate bonds traded on the Nigeria Stock Exchange
Norway	Verdipapirsentralen	All listed securities
Oman	Muscat Clearing & Depository Company S.A.O.G.	Equities, corporate bonds, government debt
Pakistan	Central Depository Company of Pakistan Limited	Equities and corporate bonds
	State Bank of Pakistan	Government securities
Panama	Central Latinoamericana de Valores, S.A. (LatinClear)	Equities, government and corporate debt, commercial paper, short-term securities
Peru	CAVALI S.A. Institución de Compensación y Liquidación de Valores	All securities in book-entry form traded on the stock exchange
Philippines	Philippine Depository & Trust Corporation	Eligible equities and debt
	Registry of Scripless Securities (ROSS) of the Bureau of the Treasury	Government securities
Poland	Rejestr Papierów Wartościowych	Treasury bills
	Krajowy Depozyt Papierów Wartościowych, S.A.	Equities, corporate bonds, corporate money market instruments, Treasury bonds, warrants, and futures contracts
Portugal	INTERBOLSA - Sociedad Gestora de Sistemas de Liquidação e de Sistemas Centralizados de Valores Mobiliários, S.A.	All local Portuguese instruments
Qatar	Qatar Central Securities Depository	Equities, government bonds and Treasury bills listed on the Qatar Exchange
Romania	National Bank of Romania	Treasury bills and bonds
	S.C. Depozitarul Central S.A.	Bursa de Valori Bucuresti- (Bucharest Stock Exchange-) listed equities, corporate bonds, government bonds, and municipal bonds
Russia	National Settlement Depository	Eligible equities, Obligatsii Federal’nogo Zaima (OFZs), and corporate debt denominated in RUB
Saudi Arabia	Saudi Arabian Monetary Authority	Government securities and Saudi government development bonds (SGDBs)
	Tadawul Central Securities Depository	Equities
Senegal	Dépositaire Central – Banque de Règlement	All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.
	Banque Centrale des Etats d’Afrique de l’Ouest	Treasury bills and Treasury bonds issued by the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.
Serbia	Central Securities Depository and Clearinghouse	All instruments
Singapore	Monetary Authority of Singapore	Government securities
	The Central Depository (Pte.) Limited	Eligible listed equities and eligible private debt traded in Singapore
Slovak Republic	Centrálny depozitár cenných papierov SR, a.s.	All dematerialized securities
Slovenia	KDD – Centralna klirinško depotna družba d.d.	All publicly traded securities
South Africa	Strate (Pty) Ltd.	Eligible equities, government securities, corporate bonds, money market instruments, and warrants
Spain	IBERCLEAR	Government securities, equities, warrants, money market instruments, and corporate bonds
Sri Lanka	Central Bank of Sri Lanka	Government securities
	Central Depository System (Pvt) Limited	Equities and corporate bonds
Republic of Srpska	Central Registry of Securities in the Republic of Srpska JSC	Government securities, equities, and corporate and municipal bonds
Swaziland	Central Bank of Swaziland	Treasury bills and Treasury bonds
Sweden	Euroclear Sweden	Government securities, equities, bonds, money market instruments, derivatives, exchange traded funds, and warrants
Switzerland	SIX SIS AG	Government securities, equities, corporate bonds, money market instruments, derivatives, mutual funds, and warrants
Taiwan - R.O.C.	Central Bank of the Republic of China (Taiwan)	Government securities
	Taiwan Depository and Clearing Corporation	Listed equities, short-term bills, and corporate bonds
Tanzania	Central Depository System (CDS), a department of the Dar es Salaam Stock Exchange	Equities and corporate bonds
Thailand	Thailand Securities Depository Company Limited	Government securities, equities and corporate bonds
Togo	Dépositaire Central – Banque de Règlement	All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.
	Banque Centrale des Etats d’Afrique de l’Ouest	Treasury bills and Treasury bonds issued by the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.
Tunisia	Tunisie Clearing	All eligible listed securities
Turkey	Central Bank of Turkey	Government securities
	Central Registry Agency	Equities, corporate bonds, money market instruments, mutual fund certificates, exchange traded funds
Uganda	Bank of Uganda	Treasury bills and Treasury bonds
	Securities Central Depository	Equities, corporate bonds
Ukraine	National Depository of Ukraine	Equities, bonds, and money market instruments
United Arab Emirates – Abu Dhabi	Clearing, Settlement, Depository and Registry department of the Abu Dhabi Securities Exchange	Equities, government securities, and corporate debt
United Arab Emirates – Dubai Financial Market	Clearing, Settlement and Depository Division, a department of the Dubai Financial Market	Equities, government securities, and corporate debt listed on the DFM
United Arab Emirates – Dubai International Financial Center	Central Securities Depository, owned and operated by NASDAQ Dubai Limited	Equities, corporate bonds, and corporate money market instruments
United Kingdom	Euroclear UK & Ireland Limited	GBP- and EUR-denominated money market instruments
Uruguay	Banco Central del Uruguay	Government securities
Venezuela	Banco Central de Venezuela	Government securities
	Caja Venezolana de Valores	Equities and corporate bonds
Vietnam	Vietnam Securities Depository	Equities, government bonds, T-bills, corporate bonds, and public fund certificates
Zambia	Bank of Zambia	Treasury bills and Treasury bonds
	LuSE Central Shares Depository Limited	Treasury bonds, corporate bonds, and equities
Zimbabwe	Chengetedzai Depository Company Limited	Equities and corporate bonds
	Reserve Bank of Zimbabwe	Treasury bills and Treasury bonds

TRANSNATIONAL DEPOSITORIES

Euroclear Bank S.A./N.V. Domestic securities from more than 40 markets

Clearstream Banking, S.A. Domestic securities from more than 50 markets

Global Custody Network Publications

Schedule C

Publication / Type of Information (scheduled update frequency)	Brief Description
The Guide to Custody in World Markets (regular my.statestreet.com updates)	An overview of settlement and safekeeping procedures, custody practices, and foreign investor considerations for the markets in which State Street offers custodial services.
Global Custody Network Review (updated annually on my.statestreet.com)	Information relating to Foreign Subcustodians in State Street’s Global Custody Network. The Review stands as an integral part of the materials that State Street provides to its U.S. mutual fund clients to assist them in complying with SEC Rule 17f-5. The Review also gives insight into State Street’s market expansion and Foreign Subcustodian selection processes, as well as the procedures and controls used to monitor the financial condition and performance of our Foreign Subcustodian banks.
Securities Depository Review (updated annually on my.statestreet.com)	Custody risk analyses of the Foreign Securities Depositories presently operating in Network markets. This publication is an integral part of the materials that State Street provides to its U.S. mutual fund clients to meet informational obligations created by SEC Rule 17f-7.
Global Legal Survey (updated annually on my.statestreet.com)

With respect to each market in which State Street offers custodial services, opinions relating to whether local law restricts:

(i) access of a fund’s independent public accountants to books and records of a Foreign Subcustodian or Foreign Securities System,

(ii) a fund’s ability to recover in the event of bankruptcy or insolvency of a Foreign Subcustodian or Foreign Securities System,

(iii) a fund’s ability to recover in the event of a loss by a Foreign Subcustodian or Foreign Securities System, and

(iv) the ability of a foreign investor to convert cash and cash equivalents to U.S. dollars.

Subcustodian Agreements (available on CD-ROM annually)	Copies of the contracts that State Street has entered into with each Foreign Subcustodian that maintains U.S. mutual fund assets in the markets in which State Street offers custodial services.
Global Market Bulletin (daily or as necessary via email and on my.statestreet.com)	Information on changing settlement and custody conditions in markets where State Street offers custodial services. Includes changes in market and tax regulations, depository developments, dematerialization information, as well as other market changes that may impact State Street’s clients.
Foreign Custody Risk Advisories (provided as necessary and on my.statestreet.com)	For those markets where State Street offers custodial services that exhibit special risks or infrastructures impacting custody, State Street maintains market advisories to highlight those unique market factors which might impact our ability to offer recognized custody service levels.
Foreign Custody Manager Material Change Notices (quarterly or as necessary and on my.statestreet.com)	Informational letters and accompanying materials, pursuant to our role as Foreign Custody Manager, confirming State Street’s foreign custody arrangements, including a summary of material changes with Foreign Subcustodians that have occurred during the previous quarter. The notices also identify any material changes in the custodial risks associated with maintaining assets with Foreign Securities Depositories.

Please contact GlobalMarketInformation@statestreet.com with questions about this document.

The information contained in this document has been carefully researched and is believed to be reliable as of the publication date. Due to the complexities of the markets and changing conditions, however, State Street cannot guarantee that it is complete or accurate in every respect. This document should not be construed or used as a substitute for appropriate legal or investment counsel. Specific advice should be sought on matters relevant to the investment activities of the reader. This application contains proprietary information and is fully protected by relevant copyright laws worldwide.

Copyright 2017 State Street Corporation

www.statestreet.com

[     ]

January 19, 2021

State Street Bank and Trust Company
1 Iron Street
Boston, MA 02110
Attention: Andrea Griffin, Vice President

Re: FEDERATED HERMES ADVISER SERIES (the “Company”)

Ladies and Gentlemen:

Please be advised that the undersigned Company has established new Funds to be known as Federated Hermes Conservative Municipal Microshort Fund, and Federated Hermes Conservative Microshort Fund, respectively (the “Funds”).

In accordance with Section 20.6, the Additional Funds and Portfolios provision, of the Master Custodian Agreement dated as of March 1, 2017, as amended, modified, or supplemented from time to time (the “Agreement”), by and among each registered investment company party thereto, and State Street Bank and Trust Company (“State Street”), the undersigned Company hereby requests that State Street act as Custodian for the new Funds under the terms of the Agreement, and that Appendix A to the Agreement is hereby amended and restated as set forth on Exhibit A attached hereto. In connection with such request, the undersigned Company hereby confirms, as of the date hereof, its representations and warranties set forth in Section 20.7.1 of the Agreement.

Please indicate your acceptance of the foregoing by executing this letter agreement and returning a copy to the Company.

Sincerely,

FEDERATED HERMES ADVISER SERIES
on behalf of:

FEDERATED HERMES CONSERVATIVE MUNICIPAL MICROSHORT FUND, and

FEDERATED HERMES CONSERVATIVE MICROSHORT FUND

By:  /s/ Lori A. Hensler

Name:  Lori A. Hensler

Title:  Treasurer , Duly Authorized

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:  /s/ Stefanie Mansfield

Name:  Stefanie Mansfield

Title:  Managing Director , Duly Authorized

Effective Date:  January 19, 2021

September 1, 2021

State Street Bank and Trust Company

1Iron Street

Boston, MA 02110

Attention: Andrea Griffin, Vice President

Re: FEDERATED HERMES ADVISER SERIES (the “Company”)

Ladies and Gentlemen:

Please be advised that the undersigned Company has established a new Fund to be known as Federated Hermes MDT Market Neutral Fund (the “Fund”).

In accordance with Section 20.6, the Additional Funds and Portfolios provision, of the Master Custodian Agreement dated as of March 1, 2017, as amended, modified, or supplemented from time to time (the “Agreement”), by and among each registered investment company party thereto, and State Street Bank and Trust Company (“State Street”), the undersigned Company hereby requests that State Street act as Custodian for the new Funds under the terms of the Agreement, and that Appendix A to the Agreement is hereby amended and restated as set forth on Exhibit A attached hereto. In connection with such request, the undersigned Company hereby confirms, as of the date hereof, its representations and warranties set forth in Section 20.7.1 of the Agreement.

Please indicate your acceptance of the foregoing by executing this letter agreement and returning a copy to the Company.

Sincerely,

FEDERATED HERMES ADVISER SERIES

on behalf of:

Federated Hermes MDT Market Neutral Fund

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer, Duly Authorized

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By: /s/ Suzanne M. Hinckley

Name: Suzanne M. Hinckley

Title: Senior Vice President, Duly Authorized

Effective Date: September 15, 2021

APPENDIX A

TO

MASTER CUSTODIAN AGREEMENT DATED MARCH 1, 2017

(revised as of June 1, 2021)

MANAGEMENT INVESTMENT COMPANIES REGISTERED WITH THE SEC AND PORTFOLIOS THEREOF, IF ANY

Federated Hermes Equity Income Fund, Inc.	Federated Hermes Fund for U.S. Government Securities
Federated Hermes Global Allocation Fund	Federated Hermes Intermediate Corporate Bond Fund
Federated Hermes Government Income Securities, Inc.	Federated Hermes Real Return Bond Fund
Federated Hermes Short-Term Income Fund
Federated Hermes Adjustable Rate Securities Trust:
Federated Hermes Adjustable Rate Fund	Federated Hermes Institutional Trust:
Federated Hermes Government Ultra Short Fund
Federated Hermes Adviser Series:	Federated Hermes Institutional High Yield Bond Fund
Federated Hermes Conservative Municipal Microshort Fund	Federated Hermes Short-Intermediate Total Return Bond Fund
Federated Hermes Conservative Microshort Fund
Federated Hermes MDT Market Neutral Fund	Federated Hermes Insurance Series:
Federated Hermes Government Income Trust:	Federated Hermes Fund for U.S. Government Securities II
Federated Hermes Government Income Fund	Federated Hermes High Income Bond Fund II
Federated Hermes Kaufmann Fund II
Federated Hermes High Income Bond Fund, Inc.	Federated Hermes Managed Volatility Fund II
Federated Hermes Total Return Government Bond Fund	Federated Hermes Government Money Fund II
Federated Hermes Quality Bond Fund II
Federated Hermes Short-Term Government Trust:
Federated Hermes Short-Term Government Fund	Federated Hermes Investment Series Funds, Inc.:
Federated Hermes Corporate Bond Fund
Federated Hermes Short-Intermediate Government Trust:
Federated Short-Intermediate Government Fund	Federated Hermes Managed Pool Series:
Federated Hermes Corporate Bond Strategy Portfolio
Federated Hermes Core Trust:	Federated Hermes High-Yield Strategy Portfolio
Bank Loan Core Fund	Federated Hermes Mortgage Strategy Portfolio
Mortgage Core Fund
High Yield Bond Core Fund	Federated Hermes MDT Series:
Emerging Markets Core Fund	Federated Hermes MDT All Cap Core Fund
Federated Hermes MDT Balanced Fund
Federated Hermes Core Trust III:	Federated Hermes MDT Large Cap Growth Fund
Project and Trade Finance Core Fund	Federated Hermes MDT Small Cap Growth Fund
Federated Hermes MDT Small Cap Core Fund
Federated Hermes Equity Funds:
Federated Hermes Clover Small Value Fund	Federated Hermes Project and Trade Finance Tender Fund
Federated Hermes Kaufmann Fund
Federated Hermes Kaufmann Large Cap Fund	Federated Hermes Total Return Series, Inc.:
Federated Hermes Kaufmann Small Cap Fund	Federated Hermes Core Bond Fund
Federated Hermes MDT Mid Cap Growth Fund	Federated Hermes Total Return Bond Fund
Federated Hermes Prudent Bear Fund	Federated Hermes Ultrashort Bond Fund

Federated Hermes Fixed Income Securities, Inc.:	Federated Hermes Money Market Obligations Trust:
Federated Hermes Strategic Income Fund	Federated Hermes California Municipal Cash Trust
Federated Hermes High Yield Trust	Federated Hermes Government Obligations Fund
Federated Hermes Equity Advantage Fund	Federated Hermes Institutional Money Market Management
Federated Hermes Opportunistic High Yield Bond Fund	Federated Hermes Municipal Obligations Fund
Federated Hermes New York Municipal Cash Trust
Federated Hermes Income Securities Trust:	Federated Hermes Prime Cash Obligations Fund
Federated Hermes Capital Income Fund
Federated Hermes Floating Rate Strategic Income Fund

APPENDIX A

to

Master Custodian Agreement Dated March 1, 2017

(revised as of December 1, 2021)

Management Investment Companies Registered with the SEC and Portfolios thereof, If Any

Federated Hermes Equity Income Fund, Inc.

Federated Hermes Global Allocation Fund

Federated Hermes Government Income Securities, Inc.

Federated Hermes Adjustable Rate Securities Trust:

Federated Hermes Adjustable Rate Fund

Federated Hermes Adviser Series:

Federated Hermes Conservative Municipal Microshort Fund

Federated Hermes Conservative Microshort Fund

Federated Hermes MDT Market Neutral Fund

Federated Hermes Government Income Trust:

Federated Hermes Government Income Fund

Federated Hermes High Income Bond Fund, Inc.

Federated Hermes Total Return Government Bond Fund

Federated Hermes Short-Term Government Trust:

Federated Hermes Short-Term Government Fund

Federated Hermes Short-Intermediate Government Trust:

Federated Short-Intermediate Government Fund

Federated Hermes Core Trust:

Bank Loan Core Fund

Mortgage Core Fund

High Yield Bond Core Fund

Emerging Markets Core Fund

Federated Hermes Core Trust III:

Project and Trade Finance Core Fund

Federated Hermes Equity Funds:

Federated Hermes Clover Small Value Fund

Federated Hermes Kaufmann Fund

Federated Hermes Kaufmann Large Cap Fund

Federated Hermes Kaufmann Small Cap Fund

Federated Hermes MDT Mid Cap Growth Fund

Federated Hermes Prudent Bear Fund

Federated Hermes ETF Trust

Federated Hermes Short Duration Corporate ETF

Federated Hermes Short Duration High Yield ETF

Federated Hermes Fixed Income Securities, Inc.:

Federated Hermes Strategic Income Fund

Federated Hermes High Yield Trust

Federated Hermes Opportunistic High Yield Bond Fund

Federated Hermes Income Securities Trust:

Federated Hermes Capital Income Fund

Federated Hermes Floating Rate Strategic Income Fund

Federated Hermes Fund for U.S. Government Securities

Federated Hermes Intermediate Corporate Bond Fund

**Federated Hermes Inflation Protected Securities Fund (formlery, Federated Hermes Real Return Bond Fund)

Federated Hermes Short-Term Income Fund

Federated Hermes Institutional Trust:

Federated Hermes Government Ultra Short Fund

Federated Hermes Institutional High Yield Bond Fund

Federated Hermes Short-Intermediate Total Return Bond Fund

Federated Hermes Insurance Series:

Federated Hermes Fund for U.S. Government Securities II

Federated Hermes High Income Bond Fund II

Federated Hermes Kaufmann Fund II

Federated Hermes Managed Volatility Fund II

Federated Hermes Government Money Fund II

Federated Hermes Quality Bond Fund II

Federated Hermes Investment Series Funds, Inc.:

Federated Hermes Corporate Bond Fund

Federated Hermes Managed Pool Series:

Federated Hermes Corporate Bond Strategy Portfolio

Federated Hermes High-Yield Strategy Portfolio

Federated Hermes Mortgage Strategy Portfolio

Federated Hermes MDT Series:

Federated Hermes MDT All Cap Core Fund

Federated Hermes MDT Balanced Fund

Federated Hermes MDT Large Cap Growth Fund

Federated Hermes MDT Small Cap Growth Fund

Federated Hermes MDT Small Cap Core Fund

Federated Hermes Project and Trade Finance Tender Fund

Federated Hermes Total Return Series, Inc.:

Federated Hermes Select Total Return Bond Fund

Federated Hermes Total Return Bond Fund

Federated Hermes Ultrashort Bond Fund

Federated Hermes Money Market Obligations Trust:

Federated Hermes California Municipal Cash Trust

Federated Hermes Government Obligations Fund

Federated Hermes Institutional Money Market Management

Federated Hermes Municipal Obligations Fund

Federated Hermes New York Municipal Cash Trust

Federated Hermes Prime Cash Obligations Fund

Federated Hermes Institutional Prime Obligations Fund

Federated Hermes Institutional Prime Value Obligations Fund

Federated Hermes Tax-Free Obligations Fund

Federated Hermes Institutional Tax-Free Cash Trust

Federated Hermes Treasury Obligations Fund

Federated Hermes Trust for U.S. Treasury Obligations

** Federated Hermes Real Return Bond Fund will change its name to Federated Hermes Inflation Protected Securities Fund on or about December 29, 2021.